PROSPECTUS
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
Kansas City Life Insurance Company

        Home Office:                       Correspondence to:
        3520 Broadway                      Variable Administration
        Kansas City, Missouri  64111-2565  P.O. Box 419364
        Telephone (816) 753-7000           Kansas City, Missouri  64141-6364
                                           Telephone (800) 616-3670

This Prospectus describes a flexible premium survivorship variable universal life insurance contract (the "Contract") offered by Kansas City Life Insurance Company ("Kansas City Life," "we," "us" or "our"). The Contract is designed to provide insurance protection on the death of the last surviving of the two Insureds named in the Contract, and at the same time provide you with the flexibility to vary the amount and timing of premium payments and to change the amount of Death Benefits payable under the Contract. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You also have the opportunity to allocate Net Premium payments and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account (the "Variable Account") and to Kansas City Life's general account (the "Fixed Account"), within limits. This Prospectus generally describes only that portion of the Contract Value allocated to the Variable Account. For a brief summary of the Fixed Account, see "Fixed Account," page
24. The assets of each Subaccount are invested in a corresponding portfolio (each, a "Portfolio") of MFS Variable Insurance Trust ("MFS Trust"), of American Century Variable Portfolios, Inc. ("American Century Variable Portfolios"), of Federated Insurance Series, of Dreyfus Variable Investment Fund, and of Dreyfus Stock Index Fund. (MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund are each referred to as a "Fund"). Each Fund is managed by the investment adviser shown below:


 MFSr Variable Insurance TrustSM          Manager
 MFS Research Series                      Massachusetts Financial Services
 MFS Emerging Growth Series               Company
 MFS Total Return Series
 MFS Bond Series
 MFS World Governments Series
 MFS Utilities Series

American Century Variable Portfolios      Manager

 American Century VP Capital Appreciation American Century Investment
 American Century VP International        Management, Inc.

Federated Insurance Series                Manager
 Federated American Leaders Fund II       Federated Advisers
 Federated High Income Bond Fund II
 Federated Prime Money Fund II

Dreyfus Variable Investment Fund          Manager
 Capital Appreciation Portfolio           The Dreyfus Corporation
 Small Cap Portfolio

Dreyfus Stock Index Fund                  Manager
                                          The Dreyfus Corporation

The accompanying prospectuses for MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund describe their respective Portfolios, including the risks of investing in the Portfolios, and provide other information on MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund.

You can select from three Coverage Options available under the Contract which determine the amount of Death Benefit proceeds payable. Kansas City Life offers a Guaranteed Minimum Death Benefit Option which guarantees payment of the Specified Amount (less Indebtedness and past due charges) upon the death of the last surviving Insured provided that you meet the premium payment requirements.

The Contract provides for a Cash Surrender Value that can be obtained by surrendering the Contract. Because this value is based on the performance of the Portfolios of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed minimum Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. The Contract also permits loans and partial surrenders, within limits.

It may not be advantageous to replace existing insurance with this Contract. Within certain limits, you may return the Contract.


THIS PROSPECTUS PRESENTS CONCISELY THE INFORMATION YOU SHOULD KNOW BEFORE DECIDING TO PURCHASE A CONTRACT. IT SHOULD BE RETAINED FOR FUTURE REFERENCE. PROSPECTUSES FOR MFS VARIABLE INSURANCE TRUST, AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., FEDERATED INSURANCE SERIES, DREYFUS VARIABLE INVESTMENT FUND AND DREYFUS STOCK INDEX FUND MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






                       The Date of this Prospectus is August 1, 1997.


PROSPECTUS CONTENTS
                                                                         Page
DEFINITIONS OF TERMS                                                       5
SUMMARY AND DIAGRAM OF THE CONTRACT                                        9

GENERAL INFORMATION ABOUT KANSAS CITY LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS                                        17
Kansas City Life Insurance Company                                        17
Kansas City Life Variable Life Separate Account                           17
The Funds                                                                 17
Resolving Material Conflicts                                              19
Addition, Deletion or Substitution of Investments                         20
Voting Rights                                                             20

PREMIUM PAYMENTS AND ALLOCATIONS                                          21
Applying for a Contract                                                   21
Free Look Right to Cancel Contract                                        22
Premiums                                                                  22
Premium Payments to Prevent Lapse                                         23
Premium Allocations and Crediting                                         24
Transfer Privilege                                                        24
Dollar Cost Averaging Plan                                                24
Portfolio Rebalancing Plan                                                25

FIXED ACCOUNT                                                             25
Minimum Guaranteed and Current Interest Rates                             26
Calculation of Fixed Account Value                                        26
Transfers from Fixed Account                                              26
Payment Deferral                                                          26

CHARGES AND DEDUCTIONS                                                    26
Premium Expense Charges                                                   26
Monthly Deduction                                                         27
Daily Mortality and Expense Risk Charge                                   29
Transfer Processing Fee                                                   29
Partial Surrender Fee                                                     29
Fund Expenses                                                             29
Bonus on Contract Value in the Variable Account                           29
Reduced Charges for Eligible Groups                                       30
Other Tax Charge                                                          30

HOW YOUR CONTRACT VALUES VARY                                             30
Determining the Contract Value                                            30
Cash Surrender Value                                                      31

DEATH BENEFIT                                                             31
Amount of Death Benefit Proceeds                                          31
Total Sum Insured, Specified Amount, Additional Insurance Amount          32
Coverage Options                                                          32
Corridor Death Benefit                                                    32
Guaranteed Minimum Death Benefit Option                                   32
Effect of Combinations of Specified Amount and Additional Insurance Amount33
Selecting and Changing the Beneficiary                                    34

CHANGES IN DEATH BENEFIT                                                  34
Investment Performance Impact on Death Benefit                            34
Changes in Coverage Option                                                34
Increases in the Additional Insurance Amount                              34
Decreases in Total Sum Insured                                            35

CASH BENEFITS                                                             35
Contract Loans                                                            35
Surrendering the Contract for Cash Surrender Value                        37
Partial Surrenders                                                        37
Payment Options                                                           37
Specialized Uses of the Contract                                          38

ILLUSTRATIONS OF CONTRACT VALUES, CASH SURRENDER VALUES, DEATH BENEFITS AND
ACCUMULATED PREMIUM PAYMENTS                                              39
OTHER CONTRACT BENEFITS AND PROVISIONS                                    41
Limits on Rights to Contest the Contract                                  44
Changes in the Contract or Benefits                                       44
When Proceeds Are Paid                                                    44
Reports to Contract Owners                                                45
Assignment                                                                45
Reinstatement of Contract                                                 45
Optional Benefits and Riders                                              45

TAX CONSIDERATIONS                                                        46
Tax Status of the Contract                                                46
Tax Treatment of Contract Benefits                                        47
Possible Charge for Kansas City Life's Taxes                              49

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE                50
Sale of the Contracts                                                     50
Telephone Transfer, Premium Allocation and Loan Privileges                50
Kansas City Life Directors and Executive Officers                         50
State Regulation                                                          52
Additional Information                                                    52
Experts                                                                   53
Litigation                                                                53
Legal Matters                                                             53
Financial Statements                                                      53

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUSES OF THE FUNDS, OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.


DEFINITIONS OF TERMS

Accumulation Unit       An accounting unit used to calculate Variable Account
Value. It is a measure of the net investment results of each of the Subaccounts.

Additional Insurance Amount     The amount of insurance coverage under the
Contract which is not part of the Specified Amount. The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age     Age means the age of each Insured on their last
birthday as of each contract anniversary.

Allocation Date         The date on which the initial Net Premium is allocated
to the Federated Prime Money Fund II Subaccount. The Allocation Date is the later of the date when all underwriting and other requirements have been met and your application has been approved, or the date the initial premium is received at the Home Office.

Beneficiary     The Beneficiary is the person you have designated in the
application or in the last beneficiary designation filed with us to receive any proceeds payable under the Contract at the death of the last surviving
Insured.

Cash Surrender Value    The Contract Value at the time of surrender less any
Contract Indebtedness.

Contract Anniversary    The same day and month as the Contract Date each year
that the Contract remains in force.

Contract Date   The date on which coverage under the Contract takes
effect. Contract Months, Years and Anniversaries are measured from the Contract Date. The incontestability and suicide periods for the Total Sum Insured are measured from this date.

Contract Value  The sum of the Variable Account Value and the Fixed
Account Value (including the Loan Account Value). Calculation of the Contract Value is described on page 28.

Contract Year   A period of twelve months starting with the Contract
Date and each Contract Anniversary thereafter.

Corridor Death Benefit A Death Benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code, as amended. The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options        The Coverage Option selected determines the amount of
Death Benefit proceeds payable. Three coverage options (A, B or L) are available. These options are described in "Coverage Options," page 30.

Death Benefit Proceeds The amount of proceeds payable upon the death of the last surviving Insured. The Death Benefit is determined according to the Coverage Option that has been elected. The Death Benefit will also be affected if the Corridor Death Benefit is applicable or if the Guaranteed Minimum Death Benefit Option is in effect. Any Indebtedness is deducted from the amount payable.

Excess Premium The portion of total premiums received during any Contract Year that exceeds the Target Premium.

Fixed Account   An account that is part of our General Account, and is
not part of or dependent on the investment performance of the Variable Account.

Fixed Account Value     The Contract Value in the Fixed Account.

Guaranteed Minimum
Death Benefit Option    An optional benefit, available only at issue of the
Contract. If elected, it guarantees payment of the Specified Amount less Indebtedness and any past due charges upon the death of the last surviving Insured, provided that the Guaranteed Minimum Death Benefit Option Premium requirement is met.

Guaranteed Minimum Death
Benefit Option Premium The Guaranteed Minimum Death Benefit Option Premium is the amount required to guarantee that the Guaranteed Minimum Death Benefit Option will remain in effect.

Home Office     3520 Broadway, P.O. Box 419364, Kansas City, Missouri
64141-6364.

Indebtedness    The sum of all outstanding Contract loans plus accrued
interest.

Insureds        The two persons whose lives are insured under the Contract.

Lapse   Termination of the Contract at the expiration of the Grace Period while one or both of the Insureds are still living.

Loan Account    The Loan Account is part of the Fixed Account, which is part of the General Account.

Loan Account Value      The Contract Value in the Loan Account.

Minimum Premium The minimum premium is the amount required in the First Contract Year to issue the Contract.

Monthly Anniversary Day The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date or the last day of the month for those months not having such a day.

Monthly Deduction       The amount we deduct as of each Monthly Anniversary
Day from the Contract Value to pay the Deductions from Contract Value as described on page 25.

Net Investment Factor   An index used to measure Subaccount performance of the
current Valuation Period. Subaccount performance includes gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and mortality and expense risk charges. The calculation of the Net Investment Factor is described on page 29.

Net Premium     A premium payment minus the applicable Premium Expense
Charges.  See page 25.

Owner, You      The person(s) entitled to exercise all rights and
privileges provided in the Contract.

Planned Premium Payments        The amount and frequency of premium payments you
elected to pay in your last application. This is the amount we will bill you and is only an indication of your preferences of future premium payments. You may change the amount and frequency of premium payments at any time. The actual amount and frequency of premium payments will affect the Contract Value and the amount and duration of insurance.

Premium Expense Charges The Premium Expense Charges are the amounts we deduct from each premium payment. See page 25.

Premium Payment(s)      The amount(s) paid by the Owner to fund the Contract;
either a Planned Premium Payment or Unscheduled Premium.

Proceeds        The total amount we are obligated to pay under the
terms of the Contract.

Reallocation Date       The date as of which Contract Value in the Federated
Prime Money Fund II Subaccount is allocated to the Subaccounts and to the Fixed Account based on the Net Premium allocation percentages specified in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount        The Total Sum Insured less any Additional Insurance
Amount provided under the Contract.

Subaccounts     The division of accounts making up the Variable
Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value        The Contract Value in a Subaccount.

Target Premium          The annual Target Premium is specified in the
Contract. This amount is segregated from Excess Premium for the purpose of calculating certain charges.

Total Sum Insured       The Total Sum Insured equals the sum of the Specified
Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium     Any premium other than a Planned Premium Payment.

Valuation Day   Each day on which both the New York Stock Exchange and
Kansas City Life are open for business.

Valuation Period        The interval of time commencing at the close of
business one Valuation Day and ending at the close of business on the next succeeding Valuation Day.

Variable Account        The Kansas City Life Variable Life Separate Account.
This is not part of our General Account.  The Variable Account has Subaccounts.

Variable Account Value The total value of a Contract allocated to Subaccounts of the Variable Account.

Written Notice A written notice in a form satisfactory to Kansas City Life that is signed by the Owner and received at the Home Office.


SUMMARY AND DIAGRAM OF THE CONTRACT

The following summary of Prospectus information and diagram of the Contract should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Contract in this Prospectus assumes that the Contract is in force and there is no outstanding Contract Indebtedness.

The Contract, for as long as it remains in force, provides lifetime insurance protection with the Death Benefit paid on the death of the last surviving of the two Insureds named in the Contract.

The Contract is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Contract pays premium payments for insurance coverage on the Insureds. Also like fixed-benefit life insurance, the Contract provides for accumulation of Net Premiums and a Cash Surrender Value that is payable if the Contract is surrendered during the lifetime of one or both of the Insureds. As with fixed-benefit life insurance, the Cash Surrender Value during the early Contract Years is likely to be substantially lower than the amount or premiums paid.

However, the Contract differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which Contract Value is allocated. Also, there is no guaranteed minimum Cash Surrender Value. If elected at issue, the Guaranteed Minimum Death Benefit Option does guarantee the payment of the Specified Amount upon the death of the last surviving Insured, regardless of the Contract's investment performance, provided that the Guaranteed Minimum Death Benefit Option Premium requirement has been met. See "Guaranteed Minimum Death Benefit Option," page 31. Otherwise, if the Cash Surrender Value is insufficient to pay charges due, the Contract will lapse without value after a grace period. See "Premium Payments to Prevent Lapse," page 22. If a Contract lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations," page 44.

The most important features of the Contract, such as charges, cash surrender benefits, Death Benefits, and calculation of Contract Values, are summarized in the diagram on the following pages.

        Purpose of the Contract. The Contract is designed to provide long-term insurance benefits, and may also provide long-term accumulation of Contract Value. The Contract should be evaluated in conjunction with other insurance policies that you own, as well as the need for insurance and the Contract's long-term investment potential. It may not be advantageous to replace existing insurance coverage with this Contract. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Contract illustrations. See "Illustrations" below and "Specialized Uses of the Contract" on page 36.

        Illustrations. Illustrations in this Prospectus or used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Contract illustrations, and therefore, actual Contract Values will be different from those illustrated.

The illustrations show Contract Values based on current charges and, alternatively, based on guaranteed charges. See "Illustrations of Contract Values, Cash Surrender Values, Death Benefits and Accumulated Premium Payments," page 37.

        Contract Tax Compliance. Kansas City Life intends for the Contract to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Under certain circumstances, a Contract will be treated as a "modified endowment contract" under federal tax law. Kansas City Life will monitor Contracts and will notify you on a timely basis if your Contract is in jeopardy of violating the definition of life insurance or becoming a modified endowment contract. For further discussion of the tax status of a Contract and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations," page 44.

Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. See "Free Look Right to Cancel Contract," page 20.

        Owner Inquiries. If you have any questions, you may write or call Kansas City Life's Home Office at 3520 Broadway, P.O. Box 419364, Kansas City, Missouri 64141-6364, 1-800-616-3670.

        DIAGRAM OF CONTRACT
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PREMIUM PAYMENTS

  You select a payment plan but are not required to pay premium payments according to the plan. You can vary the amount and frequency and can skip planned premium payments. The actual amount and frequency of premium payments will affect the Contract Value and the amount and duration of insurance. See page 21 for rules and limits.

  The Contract's minimum initial premium payment and planned premium payment depend on the Insureds' Age, sex, risk class, Specified Amount and any optional benefits and riders selected.

  Unplanned premium payments may be made, within limits.  See page 21.

  Under certain circumstances, which include taking excessive Contract loans, extra premium payments may be required to prevent lapse. See page 22.
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DEDUCTIONS FROM PREMIUM PAYMENTS

Sales Charge equal to 50% of premium up to Target Premium and 2% of Excess Premium in Contract Year 1, 15% of premium up to Target Premium and 2% of Excess Premium in Contract Years 2-5, 6% of premium up to Target Premium and 2% of Excess Premium in Contract Years 6-10, 2% of premium up to Target and Excess Premium in Contract Years 11-20. Beginning in the 21st Contract Year there is no charge. The Target Premium is shown in your Contract. Target Premiums and Excess Premiums are amounts used to determine the amount of Sales Charge.

  Premium Processing Charge equal to 4.85% of premium for all Contract Years.
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        NET PREMIUM PAYMENTS

  You direct the allocation of Net Premium payments among 14 Subaccounts of the Variable Account and the Fixed Account. See page 22 for rules and limits on Net Premium payment allocations.

  Each Subaccount invests in a corresponding portfolio of a mutual fund:

  Mutual Fund                             Portfolio

  MFSr Variable Insurance TrustSM         MFS Research Series
  Manager:  Massachusetts Financial
            Services Company              MFS Emerging Growth Series
                                          MFS Total Return Series
                                          MFS Bond Series
                                          MFS World Governments Series
                                          MFS Utilities Series


  American Century Variable Portfolios    American Century VP Capital
  Manager:  American Century Investment   Appreciation
            Management, Inc.              American Century VP International

 Federated Insurance Series               Federated American Leaders Fund II
 Manager:  Federated Advisers             Federated High Income Bond Fund II
                                          Federated Prime Money Fund II

 Dreyfus Variable Investment Fund         Capital Appreciation Portfolio
 Manager:  The Dreyfus Corporation        Small Cap Portfolio

 Dreyfus Stock Index Fund                 Dreyfus Stock Index Fund
 Manager:  The Dreyfus Corporation

  Interest is credited on amounts allocated to the Fixed Account at a minimum guaranteed rate of 4%. See page 24 for rules and limits on transfers from the Fixed Account.

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DEDUCTIONS FROM CONTRACT VALUE

Monthly Administrative Expense Charge of $7.50 per month plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years
Monthly Issue Expense Charge of $12.50 per month for the first five Contract
Years
Guaranteed Minimum Death Benefit Option Charge beginning in the 11th Contract Year-- Current: $.01 per $1,000 of Specified Amount per month; Guaranteed:
$.03 per $1,000 of Specified Amount per month.
Cost of insurance charges deducted each month for all Contract Years.  See page
26.
Fee applicable upon a partial surrender of the Contract Value equal to the lesser of : (a) 2% of the amount surrendered; or (b) $25.
Charges for any additional benefits or riders.  See page 25.

DEDUCTIONS FROM ASSETS

Daily charge at an annual rate of 0.625% on a current basis and 0.90% on a guaranteed basis from the Subaccounts for mortality and expense risks. See page
27. This charge is not deducted from the Fixed Account Value. Investment advisory fees and operating expenses are deducted from the assets of each Portfolio. See tables below and page 27.
Annual Fund Expenses--(See below)


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                                           MFS                 MFS              MFS
                                         Emerging  MFS       Total  MFS        World    MFS
                                         Growth    Research  Return Utilities  Govern-  Bond
                                         Series    Series    Series Series     ments    Series


MFSr Variable Insurance TrustSM
Annual Expenses
 (as a percentage of average net
assets)
Management Fees (Investment
Advisory Fees)                            0.75%     0.75%      0.75%    0.75%   0.75%    0.60%
Other Expenses (after any expense
reimbursement)1/ 2/                       0.25%     0.25%      0.25%    0.25%   0.25%    0.40%

Total Fund Annual Expenses 1/             1.00%     1.00%      1.00%    1.00% 1.00%      1.00%

                                            Am Cent
                                            VP Capital        Am Cent VP
                                           Appreciation      International

American Century Variable Portfolios
Annual Expenses
  (as a percentage of average net
assets)
Management Fees (Investment Advisory
Fees)                                        1.00%               1.50%
Other Expenses                               0.00%               0.00%

Total Fund Annual Expenses3/                 1.00%               1.50%


                                                     Federated
                                         Federated   High       Federated
                                         American    Income     Prime
                                         Leaders     Bond       Money
                                         Fund II     Fund II    Fund II

Federated Insurance Series Annual
Expenses (as a percentage of average net
assets)
Management Fees (Investment Advisory
Fees)                                     0.53%      0.01%       0.00%
Other Expenses (after any expense
reimbursement)                            0.32%      0.79%       0.80%

Total Fund Annual Expenses4/              0.85%      0.80%       0.80%


                                       Dreyfus
                                       Capital           Dreyfus
                                       Appreciation      Small Cap
                                       Portfolio         Portfolio

Dreyfus Variable Investment Fund
Annual Expenses (as a percentage of
average net assets)
Management Fees (Investment Advisory
Fees)                                     .75%              .75%
Other Expenses (after any expense
reimbursement)                            .09%              .04%

Total Fund Annual Expenses                .84%              .79%


                                                  Dreyfus
                                                  Stock
                                                  Index
                                                  Fund

Dreyfus Stock Index Fund
  (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)        .245%
Other Expenses (after any expense
reimbursement)                                    .055%

Total Fund Annual Expenses                        .300%


Premium taxes, currently ranging up to 3.5%, may be applicable, depending on various states' laws.

The above tables are intended to assist you in understanding the fund expenses that you will bear, directly or indirectly. The tables reflect expenses of the Funds. The Annual Expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various expenses see the Prospectuses for the underlying Funds that accompany this Prospectus.
__________________________

1/ The investment adviser to MFS Variable Insurance Trust has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the Series during the current fiscal year:
   0.40% for the Bond Series, and 0.25% for each remaining Series. Absent this expense arrangement, "Other Expenses" for the Emerging Growth Series, Research Series, Total Return Series, Utilities Series, World Governments Series and Bond Series would be 0.41%, 0.73%, 1.35%, 2.00%, 1.28% and 8.85%, respectively, and Total Annual Fund Expenses would be 1.16%, 1.48%, 2.10%, 2.75%, 2.03% and 9.45%, respectively, for these Series.
2/ Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."
3/ The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For its services, the adviser is paid a fee of 1.50% and 1.00% of the average net assets of the Am Cent VP International and Am Cent VP Capital Appreciation, respectively.
4/ The adviser to Federated Insurance Series has agreed to waive all or a portion of its fee or reimburse the Fund for certain operating expenses so that the Total Fund Annual Expenses would not exceed 0.85%, 0.80%, and 0.80% respectively, of average net assets of those Portfolios. The adviser can terminate this voluntary waiver at any time at its sole discretion. Without this waiver, the Management Fees would be 0.75%, 0.60% and 0.50% of the average net assets of Federated American Leaders Fund II, Federated High Income Bond Fund II and the Federated Prime Money Fund II, respectively, and the Total Fund Annual Expenses for these Portfolios would be 1.07%, 1.39%, and 1.37%, respectively, of average net assets.

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CONTRACT VALUE

  Contract Value is equal to Net Premiums, as adjusted each Valuation Day to reflect Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other Contract transactions (such as transfers and partial surrender). See page 28.

  Varies from day to day. There is no minimum guaranteed Contract Value. The Contract may lapse if the Contract Value is insufficient to cover a Monthly Deduction due. See page 28.

  Can be transferred among the Subaccounts and Fixed Account. A transfer fee of $25.00 will apply for each transfer if more than 6 transfers are made in a Contract Year. See page 23 for rules and limits.

  Is the starting point for calculating certain values under a Contract, such as the Cash Surrender Value and the Death Benefit, used to determine Death Benefit Proceeds.

  A "bonus" may be credited to the Contract Value on each Monthly Anniversary Daybeginning on the first Monthly Anniversary following the Contract Date. The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 or above and equals an annual rate of 0.125% of the Variable Account Value. This bonus is not guaranteed.

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CASH BENEFITS

 Loans may be taken for amounts up
to Cash Surrender Value less loan
interest to the next Contract
Anniversary, at an annual effective
interest rate of 6.0%.  Currently,
a preferred loan is available
beginning in the 11th Contract
Year.  See page 34 for rules and
limits.

  Partial surrenders generally can be
made provided there is sufficient
remaining Cash Surrender Value. A
partial surrender fee of the lesser
of 2% of the amount surrendered or
$25 will apply.  See page 35 for
limits.  Partial surrenders may be
subject to adverse tax
consequences.

  The Contract may be surrendered in
full at any time for its Cash
Surrender Value.  See page 35.
Surrenders may be subject to
adverse tax consequences.

  Payment options are available.  See
page 36.
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DEATH BENEFITS

  Income tax free to Beneficiary.

  May be paid to the beneficiary as
lump sum or under a variety of
payment options.

  For all Contracts, a minimum
initial Total Sum Insured of
$200,000 is required which may be
made up of a combination of
Specified Amount and Additional
Insurance Amount as long as the
Specified Amount is at least
$100,000.  We may allow these
minimum limits to be reduced.
See page 30.

  Three Coverage Options available:
Coverage Option  A provides a
Death Benefit at least equal to
the Total Sum Insured on the date
of death of the last surviving
Insured.  Coverage Option B
provides a Death Benefit at least
equal to the Total Sum Insured on
the date of death of the last
surviving Insured, plus the
Contract Value on the date of
death.  Coverage Option L
provides a Death Benefit that is
at least equal to the sum of: (a)
the Total Sum Insured on the date
of death of the last surviving
Insured; and (b) an amount
calculated on the last Contract
Anniversary equal to the Contract
Value multiplied by the
applicable Coverage Option L
Death Benefit percentage less the
Total Sum Insured.   The Death
Benefit under all three of these
Coverage Options will be the
greater of the amount described
above and the Corridor Death
Benefit Percentage amount which
ensures that the Contract will
not be disqualified as a life
insurance contract.  See page 30.

  Guaranteed Minimum Death Benefit
Option available at issue
(restrictions may apply) if
Guaranteed Minimum Death Benefit
Premium requirement is met.  See
page 31.

  Flexibility to change the
Coverage Option or increase or
decrease the Total Sum Insured.
See page 32 for rules and limits
(restrictions may apply).

  Optional benefits and/or riders
may be available. See page 45.

  Any Indebtedness is deducted from
the amount payable.
This is the end of a box

GENERAL INFORMATION ABOUT KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE
FUNDS

Kansas City Life Insurance Company

The Contracts are issued by Kansas City Life Insurance Company, which is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 47 states and the District of Columbia.

Kansas City Life is subject to regulation by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.

Kansas City Life Variable Life Separate Account

Kansas City Life Variable Life Separate Account was established as a separate investment account under Missouri law on April 24, 1995. It is used to support the Contracts and other variable life insurance contracts issued by Kansas City Life, and may be used for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. Kansas City Life has established other separate investment accounts that are also registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds. The Variable Account includes other Subaccounts that are used to support other variable life insurance contracts issued by Kansas City Life. These Subaccounts are not available under the Contracts and are not otherwise discussed in this Prospectus. The assets in the Variable Account are owned by Kansas City Life.

Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against the Subaccount without regard to any other income, gains or losses of Kansas City Life. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the Variable Account are not chargeable with liabilities arising out of any other business of Kansas City Life. The Variable Account may, however, be subject to liabilities arising from the Subaccounts that are used to support the other variable life insurance contracts issued by Kansas City Life. Kansas City Life is obligated to pay all benefits provided under the Contracts.

The Funds

MFSr Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund and Dreyfus Stock Index Fund are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. The SEC does not supervise their management or investment practices and policies. Each of the Funds is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.

MFSr Variable Insurance TrustSM
(Manager:  Massachusetts Financial Services Company)

        MFSr Research SeriesSM. The Research Series' investment objective is to provide long-term growth of capital and future income. The Series' assets are allocated to selected economic sectors and then to industry groups within those sectors.

        MFSr Emerging Growth SeriesSM. The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

        MFSr Total Return SeriesSM. The Total Return Series' primary investment objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential.

        MFSr Bond SeriesSM. The Bond Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital. Up to 20% of the Series' total assets may be invested in lower-rated or non-rated debt securities commonly known as "junk bonds." The risks of investing in junk bonds are described in the prospectus for the MFSr Variable Insurance TrustSM, which should be read carefully before investing.

        MFSr World Governments SeriesSM. The World Governments Series' investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. The Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

        MFSr Utilities SeriesSM. The Utilities Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Series' adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

American Century Variable Portfolios, Inc. (formerly TCI Portfolios,
Inc.)
(Manager:  American Century Investment Management, Inc. (formerly
Investors Research Corporation))

        American Century VP Capital Appreciation Portfolio (formerly TCI Growth Portfolio). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

        American Century VP International Portfolio (formerly TCI International Portfolio). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and that have, in the opinion of the investment manager, potential for appreciation.

Federated Insurance Series
(Manager:  Federated Advisers)

        Federated American Leaders Fund II . The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

        Federated High Income Bond Fund II . The investment objective of the Federated High Income Bond Fund II is to seek high current income. The
Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."
The risks of investing in junk bonds is described in the prospectus for Federated Insurance Series, which should be read carefully before investing.

        Federated Prime Money Fund II . The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund
(Manager:  The Dreyfus Corporation)

        Capital Appreciation Portfolio. The primary investment objective of the Capital Appreciation Portfolio is to provide long-term capital growth consistent with the preservation of capital. Current income is a secondary investment objective. This series invests primarily in the common stocks of domestic and foreign issuers.

        Small Cap Portfolio. The investment objective of the Small Cap Portfolio is to maximize capital appreciation. This series invests primarily in common stocks of domestic and foreign issuers. This series will be particularly alert to companies that it considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

Dreyfus Stock Index Fund
(Manager:  The Dreyfus Corporation)

 The primary investment objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's.

THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

More detailed information concerning the investment objectives, policies, and restrictions pertaining to the Funds and Portfolios and their expenses, investment advisory services and charges and the risks involved with investing in the Portfolios and other aspects of their operations can be found in the current prospectus for each Fund or Portfolio that accompanies this Prospectus and the current Statement of Additional Information for each Fund or Portfolio. The prospectuses for the Funds or Portfolios should be read carefully before any decision is made concerning the allocation of Net Premium payments or transfers among the Subaccounts.

Kansas City Life has entered into agreements with either the investment adviser or distributor for each of the Funds pursuant to which the adviser or distributor will pay Kansas City Life a fee based upon an annual percentage of the average aggregate net amount invested by Kansas City Life on behalf of the Variable Account and other separate accounts of Kansas City Life. These percentages differ, and Kansas City Life is paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services provided by Kansas City Life.

Kansas City Life cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, Kansas City Life will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of insurance companies, other than Kansas City Life, offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts.
However, there is a possibility that a material conflict of interest may arise between Owners whose Contract Values are allocated to the Variable Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Funds and Portfolios for more information.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of a Fund are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a Portfolio of a Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by Kansas City Life.

If any of these substitutions or changes are made, we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we deem it to be in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Kansas City Life separate accounts.

Voting Rights

Kansas City Life is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, Kansas City Life will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Contract Value in the Subaccounts. Should the applicable federal securities laws, regulations or interpretations thereof change, Kansas City Life may be permitted to vote shares of the Funds in its own right, and if so, Kansas City Life may elect to do so.

To obtain voting instructions from Owners, before a meeting Owners will be sent voting instruction material, a voting instruction form and any other related material. The number of votes that are available to an Owner will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying an Owner's percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which an Owner may give instructions will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund. Shares held by a Subaccount for which no timely instructions are received will be voted by Kansas City Life in the same proportion as those shares for which voting instructions are received.

Kansas City Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, Kansas City Life may under certain circumstances disregard voting instructions that would require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, provided that Kansas City Life reasonably disapproves of such changes in accordance with applicable federal regulations. If Kansas City Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, Kansas City Life reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

PREMIUM PAYMENTS AND ALLOCATIONS

Applying for a Contract

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. The TIA provides temporary insurance coverage prior to the date when all underwriting and other requirements have been met and your application has been approved, with certain limitations, as long as an initial premium payment accompanies the TIA. In accordance with Kansas City Life's underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and the initial premium will be returned to the applicant.

With the TIA, you must pay an initial premium payment at the time of application that is at least equal to two months of minimum initial premium (one month of minimum initial premium is required for Contracts when premium payments will be made under a pre-authorized payment arrangement). See "Premiums," page 23. In general, policies that are submitted with the required premium payment will have a Contract Date which will be the date of the TIA. However, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set to the 1st of the next following month. For Contracts where premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to two days, unless the approval date is the 27th, 28th or 29th of the month in which case the Contract Date would be the first of the next month. There are several exceptions to these rules, based on the type of billing, whether the contract involves a conversion and/or whether the specified amount exceeds $250,000.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-- Premium With Application
If PAC or CB is requested and the initial premium is taken with the application, the Contract Date will be the later of the TIA date or the first of the month of approval. Combined Billing is a billing where more than one Kansas City Life contract is billed together.

Combined Billing (CB)--No Premium With Application
If CB is requested and the initial premium is not taken with the application, the Contract Date will be the earlier of the 1st of the month after the Contract is approved or the date the initial premium is received. However, if approval occurs on the 1st, 2nd, 3rd, 4th or 5th
of the month the Contract Date will be the first of the same    month
that the Contract is approved. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the date will be set to the 1st of the following month.

Government Allotment (GA) and Federal Allotment (FA)
If GA or FA is requested on the application and an initial premium is taken with the application, the Contract Date will be the 1st of the month of approval. If GA or FA is requested and no initial premium is received the Contract Date will be the first of the month for which a full monthly allotment is received.

Conversions
If a Kansas City Life term insurance product is converted to a new Contract, the Contract Date will be the date that the previous contract was paid to. If there is more than one term policy being converted, the Contract Date will be determined by the contract with the earliest date that premiums were paid to.

Total Sum Insured Exceeds $250,000
If the Total Sum Insured requested exceeds $250,000 and an initial premium is taken with the application, the Contract Date will be the later of the TIA date or the 1st of the month of approval.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age. In no case may the Contract Date be more than six months prior to the date the application was completed. Monthly Deductions will be charged from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when all underwriting and other requirements have been met and your application has been approved. Kansas City Life will deduct Contract charges as of the Contract Date.

Kansas City Life requires satisfactory evidence of both proposed Insureds' insurability, which may include a medical examination of the proposed Insureds. The available issue ages are 20 through 85. Age is determined on each Insured's age last birthday on the Contract Date.
The minimum Total Sum Insured is $200,000. Acceptance of an application depends on Kansas City Life's underwriting rules, and Kansas City Life reserves the right to reject an application.

As the Owner of the Contract, you may exercise all rights provided under the Contract. The Insureds are the Owner, unless a different Owner is named in the application. The Owner may by Written Notice name a contingent Owner or a new Owner while at least one of the Insureds is living. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last surviving Owner, who will become the Owner if the Owner dies. The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. See "Tax Considerations," page 44.

Free Look Right to Cancel Contract

You may cancel your Contract for a refund during your "free-look" period. This period expires 10 days after you receive your Contract. If you decide to cancel the Contract, you must return it by mail or other delivery method to the Home Office or to your Kansas City Life agent. Immediately after mailing or delivery for cancellation, the Contract will be deemed void from the beginning. Within seven calendar days after Kansas City Life receives the returned Contract, Kansas City Life will refund premiums paid.

Premiums

The minimum initial premium payment required depends on a number of factors, such as the Age, sex, and risk class of the proposed Insureds, the Specified Amount, any optional benefits and riders selected and the Planned Periodic Premium payments you propose to make. See "Planned Periodic Premiums," below. Consult your Kansas City Life agent for information about the initial premium required for the coverage you desire.

Premium payments may be made at any time while the Contract is in force. We reserve the right to limit the number and amount of unscheduled premium payments subject to the procedures described below. See "Net Premium Allocations and Crediting," page 22.

If premiums are paid which would affect the tax qualification of the Contract as described in Section 7702 of the Internal Revenue Code, as amended, we will inform you of this. We will offer you the choice of a refund of the premium or the option to increase the Additional Insurance Amount, subject to our underwriting requirements. If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we reserve the right to refund, with interest, any premium that would cause
your contract to not be in compliance with Section 7702.   See "Tax
Considerations," page 44.

Your Contract may become a modified endowment contract if premiums paid exceed the "7-Pay Test" as set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will attempt to notify you on a timely basis if, based on Kansas City Life's interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. See "Tax Considerations," page 44.

Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. A loan repayment must be clearly marked as such or it will be credited as a premium. See "Loan Repayment," page 34.

   Planned Periodic Premiums. When applying for a Contract, you may select a plan for paying level premium payments monthly, quarterly, semi-annually or annually. If you elect, Kansas City Life will also arrange for payment of Planned Periodic Premiums on a monthly or quarterly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a Planned Periodic Premium entirely. (See, however, "Premium Payments to Prevent Lapse," page 19, and "Guaranteed Minimum Death Benefit Option," page 32.) Each premium after the initial premium must be at least $25. Subject to the limits described above, you can change the amount and frequency of Planned Periodic Premiums at any time. However, Kansas City Life reserves the right to limit the amount of any increase in planned premium payment.

Premium Payments to Prevent Lapse

If the Guaranteed Minimum Death Benefit Option has been elected, the Specified Amount is guaranteed to remain in force as long as the Guaranteed Minimum Death Benefit Option Premium requirement is met on each Monthly Anniversary Day. However, while failure to meet the Guaranteed Minimum Death Benefit Option Premium requirement will cause the Guaranteed Minimum Death Benefit Option to terminate, such failure will not necessarily cause the Contract to lapse. Riders are not guaranteed by the Guaranteed Minimum Death Benefit Option and will terminate if the Cash Surrender Value becomes negative. (See Guaranteed Minimum Death Benefit Option, page 31.)

If the Guaranteed Minimum Death Benefit Option has not been elected or has been removed, a grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction.

The grace period is a 61-day period to make a premium payment sufficient to prevent lapse. We will send notice of the amount required to be paid during the grace period to your last known address and the address of any assignee of record. The grace period will begin when the notice is sent. Your Contract will remain in force during the grace period. If the last surviving Insured should die during the grace period, the Death Benefit proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the last surviving Insured's death (and for any Indebtedness). See "Amount of Death Benefit Proceeds," page 30. If the grace period premium payment has not been paid before the grace period ends, your Contract will lapse. It will have no value and no benefits will be payable. See "Reinstatement of Contract," page 45.

A grace period also may begin if Indebtedness becomes excessive. See "Effect of Contract Loan," page 35.

Net Premium Allocations and Crediting

In the Contract application, you specify the percentage of a Net Premium to be allocated to each Subaccount and to the Fixed Account. The sum of your allocations must equal 100%, and Kansas City Life reserves the right to limit the number of Subaccounts to which premiums may be allocated. (In any case, we would never limit the number to less than 12.) You can change the allocation percentages at any time, subject to these rules, by sending Written Notice to the Home Office. Changes in your allocation may also be made by telephone if proper authorization
has been provided.   See "Telephone Transfers, Premium Allocation and
Loan Privileges," page 48. The change will apply to the premium payments received with or after receipt of your notice.

On the Allocation Date, the initial Net Premium will be allocated to the Federated Prime Money Fund II Subaccount. If any additional premiums are received before the Reallocation Date, the corresponding Net Premiums also will be allocated to the Federated Prime Money Fund II Subaccount. On the Reallocation Date the Contract Value in the Federated Prime Money Fund II Subaccount will be allocated to the Subaccounts and to the Fixed Account as requested. See "Determining the Contract Value," page 28.

Premiums received on or after the Reallocation Date will be credited to the Contract and the Net Premiums will be invested as requested on the Valuation Period such premiums are received at our Home Office, except if additional underwriting is required. Premium payments requiring additional underwriting will not be credited to the Contract until underwriting has been completed and the premium payment has been accepted. If the additional premium payment is rejected, Kansas City Life will return the premium payment immediately, without any adjustment for investment experience.

Transfer Privilege

After the Reallocation Date, you may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of the amount in the Fixed Account to the Subaccount(s), subject to the following restrictions. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account.

We will make the transfer on the Valuation Day on which we receive Written Notice requesting such transfer. Transfers may also be made by telephone if the appropriate election has been made at the time of application or proper authorization has been provided to us. See "Telephone Transfer, Premium Allocation and Loan Privileges," page 48. There is no limit on the number of transfers that can be made between Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. See "Transfers from Fixed Account," page 25, for restrictions. The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. We will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each Written Notice or telephone request is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer.
The processing fee will be deducted from the amount being transferred or from the remaining Contract Value, according to your instructions.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a gain.

At least $250 must be transferred from the Federated Prime Money Fund II Subaccount each month. The required amounts may be allocated to the Federated Prime Money Fund II Subaccount through initial or subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

You may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to us. The election form allows you to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Dollar cost averaging transfers will commence on the next Monthly Anniversary Day on or next following the Reallocation Date or the date you request. Dollar cost averaging will terminate at the completion of the designated number of months, or when the value of the Federated Prime Money Fund II Subaccount is completely depleted, or the day we receive Written Notice instructing us to cancel the Dollar Cost Averaging Plan.

Transfers made from the Federated Prime Money Fund II Subaccount for the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee.

Portfolio Rebalancing Plan

You may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences. If elected, this plan automatically adjusts your Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. If the Dollar Cost Averaging Plan has been elected and has not been completed, the Portfolio Rebalancing Plan will commence on the Monthly Anniversary Day following the termination of the Dollar Cost Averaging Plan.

You may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to us. Portfolio rebalancing will terminate when you request any transfer or the day we receive Written Notice instructing us to cancel the Portfolio Rebalancing Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the re-distribution will not be completed.

FIXED ACCOUNT

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may allocate some or all of the Net Premiums and transfer some or all of the Variable Account Value to the Fixed Account, which is part of our General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum interest rate we guarantee to be 4%). Our General Account supports our insurance and annuity obligations.

The portion of the Contract Value allocated to the Fixed Account will be credited with rates of interest, as described below. Since the Fixed Account is part of our General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

Fixed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We intend to credit Fixed Account Value with current rates in excess of the minimum guarantee but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited with different interest rates, based upon the date amounts are allocated into the Fixed Account. While we may change the interest rate credited to allocations from Net Premiums or transfers at any time, the interest rate credited to amounts allocated to the Fixed Account and accrued interest thereon will not change more often than once per year. Any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.

Amounts deducted from the Fixed Account for the Monthly Deduction, surrenders, transfers to the Subaccounts, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

Calculation of Fixed Account Value

Fixed Account Value at any time is equal to amounts allocated or transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from Fixed Account

One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed
Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case we will transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date of receipt of the Written Notice for the partial or full surrender or transfer.

CHARGES AND DEDUCTIONS

Premium Expense Charges
  Sales Charge. When premiums are paid, a Sales Charge may be deducted from the premium before allocation to the Variable Account and/or the Fixed Account. The amount of the Sales Charge depends on which Contract Year the premium is received at our Home office and the amount of premium received during that Contract Year. During Contract Years 1 through 10, premiums paid during a Contract Year in an amount up to a "Target Premium" are subject to a higher Sales Charge than "Excess Premiums." The "Target Premium" is an amount calculated based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option if elected and level of Specified Amount. "Excess Premiums" are premiums paid during a Contract year in an amount greater than the Target Premium.

The Sales Charge applicable to total premiums paid up to the Target Premium and to total premiums paid that are "Excess Premiums" is described in the following table:


                 Sales Charge as % of
                 Premiums Paid          Sales Charge % of Excess
Contract Year    up to Target Premium   Premiums Paid
Year 1           50% of premiums        2% of premiums
Years 2-5        15% of premiums        2% of premiums
Years 6-10        6% of premiums        2% of premiums
Years 11-20       2% of premiums        2% of premiums
Years 21+         0%                    0%

Following is an example of how the Sales Charge is calculated:

Assume that the Target Premium specified in a Contract is $1,000. If premiums of $1,500 are paid during Contract Year 1, $1,000 of the premiums paid (the amount up to the Target Premium) would be subject to a 50% Sales Charge, or $500. The Excess Premium of $500 would be subject to a 2% Sales Charge, or $10. The total Sales Charge deducted in Contract Year 1 would be $510. If premiums of $1,500 were paid in Contract Year 6, $1,000 of the premiums paid would be subject to a 6% Sales Charge, or $60. The Excess Premium of $500 would be subject to a 2% Sales Charge, or $10. The total Sales Charge deducted in Contract Year 6 would be $70.

While this Example demonstrates that premiums paid in later Contract Years may be subject to lower Sales Charges than premiums paid during earlier Contract Years, deferring payment of premiums until later Contract Years may result in not enough premiums being paid to meet the Guaranteed Minimum Death Benefit Option Premium requirement in the early Contract Years, or may also result in not enough premiums being paid for the Cash Surrender Value to cover Monthly Deductions. In either case, the Contract could lapse.

The Sales Charge reimburses Kansas City Life for various sales and administrative expenses associated with issuing the Contract.

    Premium Processing Charge.. The Premium Processing Charge is deducted from each premium payment and equals 4.85% of the premium. This charge reimburses Kansas City Life for a Federal "deferred acquisition" tax on premiums received, state and local premium taxes and for administrative expenses associated with processing premium payments.

Monthly Deduction

On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to or on the Allocation Date. See "Applying for Contract," page 16. Subsequent Monthly Deductions will be made as of each Monthly
Anniversary Day thereafter. Your Contract Date is the date used to determine your Monthly Anniversary Day. The Monthly Deduction consists of (1) monthly expense charges, (2) cost of insurance charges, and (3) any optional benefit and/or rider charges, as described below. The Monthly Deduction is deducted from the Variable Accounts and Fixed
Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

   Monthly Expense Charge. The Monthly Expense Charge is made up of two parts:
        (1)             a charge of $12.50 per month for the first five Contract
Years.
        (2) a monthly expense charge of $7.50 plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years

The Monthly Expense Charge reimburses Kansas City Life for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

The Monthly Expense Charge is guaranteed not to increase. Should these guaranteed charges prove to be insufficient to pay for the associated expenses, the Company will not increase the charges above such guaranteed levels and will incur the loss.

        Cost of Insurance Charge. This charge compensates Kansas City Life for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from Contract to Contract and from Monthly Anniversary Day to Monthly Anniversary Day. For any Contract, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (see "Coverage Options," page 30), discounted with one month of interest and the Contract Value allocated to the coverage, as calculated on that Monthly Anniversary Day before the cost of insurance charge is taken. The interest rate used to discount the Death Benefit is the monthly equivalent of 4% per year. Contract Value is allocated first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued, then to any additional coverage amount applicable under Coverage Option L.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, number of completed Contract Years, Total Sum Insured, risk class, and therefore varies from time to time. Kansas City Life currently places Insureds in the following classes, based on underwriting: Standard Tobacco User, Standard Nontobacco User, Preferred Nontobacco User and Preferred Tobacco User. The Insureds may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

Kansas City Life places the Insureds in risk classes when the Contract is given underwriting approval, based on Kansas City Life's underwriting of the application. When an increase in Additional Insurance Amount is requested, Kansas City Life conducts underwriting before approving the increase to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, the lower rates will apply to the entire Total Sum Insured. If the risk class for the increase has higher cost of insurance rates than the existing class, the higher rates will apply only to the increase in Total Sum Insured, and the existing risk class will continue to apply to the existing Total Sum Insured.

Kansas City Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Kansas City Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. Current cost of insurance rates will be determined based on Kansas City Life's expectations as to future mortality experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same age and sex in a tobacco user standard class. Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same age, sex and tobacco user class in a substandard risk class.


    Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years. Beginning in Contract Year 11, the charge will be $.01 per $1,000 on a current basis and $.03 per $1,000 on a guaranteed basis. This charge will be based on the Specified Amount and will be deducted monthly.

    Cost of Additional Benefits Provided by Riders. The cost of additional benefits provided by riders is part of the Monthly Deduction and is charged to the Contract Value on the Monthly Anniversary Day.

    Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Cost of insurance rates for Contracts generally distinguish between males and females. Thus, premium payments and benefits under Contracts covering males and females of the same age will generally differ. (In some states, the cost of insurance rates do not vary by sex.)

Kansas City Life does, however, also offer Contracts that do not distinguish between males and females if required by state law.
Employers and employee organizations considering purchase of a Contract should consult with their legal advisors to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Kansas City Life will offer to such prospective purchasers Contracts with cost of insurance rates that do not distinguish between males and females.

Daily Mortality and Expense Risk Charge

Kansas City Life deducts a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets attributable to the Contracts. The current charge is at an annual rate of 0.625% of net assets, and is guaranteed never to exceed an annual rate of 0.90%.

The mortality risk Kansas City Life assumes is that the Insureds under the Contracts may die sooner than anticipated and therefore Kansas City Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Kansas City Life assumes is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Contracts.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a $25 Transfer Processing Fee for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the Transfer Processing Fee from the amount being transferred or from the remaining Contract Value, according to your instructions. We do not expect a profit from this fee.

Partial Surrender Fee

Kansas City Life will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Contract Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount. Kansas City Life does not anticipate making a profit on this charge.

Fund Expenses

The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. See the prospectuses for the Funds or Portfolios.

Bonus on Contract Value in the Variable Account

A bonus may be credited to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date. The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account. The bonus is not guaranteed and will be paid at Kansas City Life's sole discretion.

Reduced Charges for Eligible Groups

The charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors we will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and its organizational framework, the method by which sales will be made to the members of the class, the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

Other Tax Charge

Kansas City Life does not currently assess a charge for any taxes other than state and local premium taxes and Federal DAC taxes incurred as a result of the operations of the Subaccounts of the Variable Account. We reserve the right, however, to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

HOW YOUR CONTRACT VALUES VARY

There is no minimum guaranteed Contract Value or Cash Surrender Value. These values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (see "Premium Payments To Prevent Lapse," page 22) and the Guaranteed Minimum Death Benefit Option is not then in effect, the Contract will be in default and a grace period will begin. See "Guaranteed Minimum Death Benefit Option," page 31.

Determining the Contract Value

On the Allocation Date, the Contract Value is equal to the initial Net Premium less the Monthly Deductions deducted from the Contract Date. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the performance of the Subaccounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, interest credited on amounts in the Loan Account, charges, transfers, partial surrenders, loans and loan repayments.

        Subaccount Values. When you allocate an amount to a Subaccount, either by Net Premium payment allocation or transfer, your Contract is credited with accumulation units in that Subaccount. The number of accumulation units is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Day when the allocation is effected.

The number of Subaccount accumulation units credited to your Contract will increase when Net Premium payments are allocated to the Subaccount and when amounts are transferred to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when the allocated portion of the Monthly Deduction is taken from the Subaccount, a loan is made, an amount is transferred from the Subaccount, or a partial surrender, including the Partial Surrender Fee, is taken from the Subaccount.

        Accumulation Unit Values. A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Portfolio, and may increase or decrease from one Valuation Day to the next. The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.

        Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation
Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

        Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of all Net Premium payments allocated to the Fixed Account, plus any amounts transferred to the Fixed Account
(including amounts transferred in connection with Contract loans), plus interest credited on such Net Premium payments and amounts transferred, less the amount of any transfers from the Fixed Account, less the amount of any partial surrenders, including the Partial Surrender Fee, taken from the Fixed Account, and less the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

        Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest, less amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

Cash Surrender Value

The Cash Surrender Value on a Valuation Day is the Contract Value reduced by any Indebtedness. Cash Surrender Value is used to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a grace period starts. See "Premium Payments to Prevent Lapse," page 22. It is also the amount that is available upon full surrender of the Contract. See "Surrendering the Contract for Cash Surrender Value," page 35.

DEATH BENEFIT

As long as the Contract remains in force, Kansas City Life will pay the Death Benefit proceeds upon receipt at the Home Office of proof of death that Kansas City Life deems satisfactory of the last surviving Insured. Kansas City Life may also require proof of the death of the Insured who died first and may require return of the Contract. The Death Benefit proceeds will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid," page 42) or, if elected, under a payment option (see "Payment Options," page 36). The Death Benefit proceeds will be paid to the Beneficiary. See "Selecting and Changing the Beneficiary," page 34.

Amount of Death Benefit Proceeds
The Death Benefit proceeds payable upon the death of the last surviving Insured are equal to the sum of: (1) the greater of: (a) the Death Benefit under the Coverage Option selected, calculated as of the date of the last surviving Insured's death, or (b) the Corridor Death Benefit; and (2) an amount equal to any benefits provided by any optional benefits or riders, plus any premiums received after the date of death, minus any indebtedness on that date, and, if the death occurred during a grace period, minus any past due Monthly Deductions. A minimum Death Benefit may be provided under the Guaranteed Minimum Death Benefit Option. If all or part of the Death Benefit proceeds are paid in one sum, Kansas City Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the last surviving Insured's death to the date of payment.

Total Sum Insured, Specified Amount, Additional Insurance Amount

The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued and the Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured. The minimum Total Sum Insured is $200,000. Within the Total Sum Insured minimum, there is also the requirement that the minimum Specified Amount be $100,000 while the minimum Additional Insurance Amount is $10,000. The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

You may decrease the Total Sum Insured from time to time, as discussed below. You may increase the Additional Insurance Amount as described below. The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount. Therefore, if the Contract Value is insufficient to pay monthly deductions, the Additional Insurance Amount may lapse. See "Guaranteed Minimum Death Benefit Option," page 31.

Coverage Options
When you apply for the Contract you may choose one of three Coverage Options, which will be used to determine the Death Benefit. You may also change the Coverage Option, as described below. However, Coverage Option L is only available at issue. Under Option A, the Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured. Under Option B, the Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death. Under Coverage Option L, the Death Benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L Death Benefit Percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L Death Benefit calculation is less than zero then the Option L Death Benefit will be equal to the amount calculated in (1).

Corridor Death Benefit
The purpose of the Corridor Death Benefit is to ensure that your Contract will not be disqualified as a life insurance contract under
Section 7702 of the Internal Revenue Code, as amended. The Corridor Death Benefit is calculated by multiplying the Contract Value by the appropriate corridor percentage. The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.

Guaranteed Minimum Death Benefit Option
 An optional Guaranteed Minimum Death Benefit Option is available only at issue. This option is not available if Coverage Option B is elected or if the Joint First to Die Rider is issued with the Contract. If this option has been elected, it guarantees payment of the Specified Amount (less Indebtedness and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, provided that the Guaranteed Minimum Death Benefit Option Premium requirement is met. The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect. The Guaranteed Minimum Death Benefit Option Premium requirement is met if, on each Monthly Anniversary Day:
  the cumulative premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums (the amount of the Guaranteed Minimum Death Benefit Option Premium is shown in your Contract), plus Indebtedness, where the term "the cumulative premiums that you have paid" means the amount that is equal to (a) the sum of all premiums paid, less (b) the sum of all partial surrenders, with (a) and (b) each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated, and the term "cumulative Guaranteed Minimum Death Benefit Option Premiums" means the amount that is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums, with each such premium accumulated at an annual effective interest rate of 4% to the Monthly Anniversary
Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If the Guaranteed Minimum Death Benefit Option Premium requirement is not met, the Guaranteed Minimum Death Benefit Option is in default. A 61-day notice period begins on the day we mail the notice that the Guaranteed
Minimum Death Benefit Option is in default and inform you of the amount of premium required to maintain the Guaranteed Minimum Death Benefit Option. The default premium will be the amount by which the cumulative Guaranteed
Minimum Death Benefit Option Premium plus indebtedness is greater than the cumulative paid premium. The Guaranteed Minimum Death Benefit Option will terminate if sufficient premium is not paid by the end of the notice period.

If the policy contains any Additional Insurance Amount coverage or any optional benefit riders, then in addition to testing the Guaranteed Minimum Death Benefit Option Premium requirement as outlined above, the Contract Value will be tested to ensure that the policy is funded at a sufficient level to support the Additional Insurance Amount or other optional riders. On each Monthly Anniversary Day the Cash Surrender Value will be tested to determine if it is sufficient to cover the Monthly Deduction. If not, a 61-day notice period begins on the day we mail notice of the default premium amount. The default premium will be equal to the payment which would be sufficient to provide a Cash Surrender Value equal to three monthly deductions. The Additional Insurance Amount coverage and other optional riders will be removed from the contract if payment at least equal to the default premium is not received by the end of the notice period.

There is no charge for this option during the first 10 Contract Years. Beginning in Contract Year 11 a monthly charge per $1,000 of Specified Amount at issue will apply. The Guaranteed Minimum Death Benefit Option is not available for Coverage Option B Contracts, for Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount or for Contracts which include the Joint First to Die Rider. The Guaranteed Minimum Death Benefit Option will terminate upon your request, if the Coverage Option is changed to B or if the amount of the Additional Insurance Amount is increased to more than the Specified Amount.

You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option. Re-activation requires: (1) written notice to restore the option, (2) evidence of insurability of the Insureds satisfactory to us, unless re-activation is requested within one year after the beginning of the notice period; and (3) payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness exceeds the cumulative paid premiums on the date of re-activation. On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option Charges. We reserve the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

Effect of Combinations of Specified Amount and Additional Insurance Amount You should consider various factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount. The Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability. The Additional Insurance Amount does not increase the Target Premium under a Contract. Accordingly, the amount of sales charge paid and the amount of compensation paid to the agent may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount. The Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount. If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount. On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue. The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time. In such case, it could be to your advantage to either increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available, or, if such guarantee is not of value to you, to maximize the proportion of the Additional Insurance Amount.

Selecting and Changing the Beneficiary
You select the Beneficiary in your application. You may later change the Beneficiary in accordance with the terms of the Contract. The Primary Beneficiary, or, if the Primary Beneficiary is not living, the Contingent Beneficiary is the person entitled to receive the Death Benefit proceeds under the Contract. If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary. If a Beneficiary is designated as irrevocable, then the Beneficiary's consent must be obtained to change the Beneficiary.

CHANGES IN DEATH BENEFIT

Effect of Investment Performance on Death Benefit
If investment performance is favorable, the amount of the Death Benefit Proceeds may increase. However, under Option A, the Death Benefit Proceeds ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. To see how and when investment performance may begin to affect the Death Benefit Proceeds, see the illustrations beginning on page 39. Under Option B, the Death Benefit will vary directly with the investment performance of the Contract Value. Under Option L, the Death Benefit Proceeds will result in a Death Benefit pattern that can be level for several years and then can increase at a particular time of your choosing.

Changes in Coverage Option
You may change the Coverage Option on your Contract subject to the following rules. We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that no more than one increase be made in any 12-month period. Coverage Option L is
only available at issue.   After any change, the Total Sum Insured must
be at least $200,000 and the Specified Amount must be at least $100,000. The effective date of change will be the Monthly Anniversary Day following the date we approve your application for change.

If the Coverage Option is B or L, it may be changed to A. The Total Sum Insured will not change. If the Coverage Option is A or L, it may be changed to B subject to evidence of insurability satisfactory to us.
The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000. If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

We reserve the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.

Increases in the Additional Insurance Amount
Increases to the Additional Insurance Amount may be made either through scheduled annual increases requested at issue and through unscheduled increases requested at any other time of your choosing. The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount. This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase. Available percentage increases range from 0-25% of the Additional Insurance Amount. The percentage increase will be based on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs. Available amounts for a flat amount increase range from 0-25% of the Additional Insurance Amount at issue. The Guaranteed Minimum Death Benefit Option will not be available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

You may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue. We reserve the right to require that no increases in Additional Insurance Amount occur during the first Contract Year and that no more than one increase be made in any 12-month period.

Any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000 and an application must be submitted. Kansas City Life reserves the right to require satisfactory evidence of insurability. In addition, the Insureds' attained Age must be less than the current maximum issue Age for the Contracts, as determined by Kansas City Life from time to time. A change in Planned Periodic Premiums may be advisable.

The increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved. If the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate. In addition, if the Cash Surrender Value is at any time insufficient to pay monthly deductions for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option. See "Guaranteed Minimum Death Benefit Option," page 31.

Decreases in Total Sum Insured
You may request a decrease in the Total Sum Insured. When a decrease in Total Sum Insured is made, we will first reduce any amount of Additional Insurance Amount remaining and only then reduce the Specified Amount, starting with the latest increase and continuing in the reverse order in which the increases were made. If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decrease
by the same amount.   Under certain circumstances, a partial surrender
will result in a decrease in the Total Sum Insured. See "Partial Surrenders," page 35.

We reserve the right to require that no decreases occur during the first Contract Year and that no more than one decrease be made in any 12-month period.

We reserve the right to require that the Total Sum Insured after any decrease be at least $200,000 and the Specified Amount must be $100,000. You must provide written notice to the Home Office of your intention to decrease your Specified Amount. The effective date of the decrease will be the Monthly Anniversary Day following the date we approve your request for decrease.

Decreasing the Total Sum Insured may have the effect of decreasing monthly Cost of Insurance Charges. However, a decrease will not decrease the Target Premium or Guaranteed Minimum Death Benefit Option Premium.

A decrease in the Total Sum Insured may have adverse tax consequences. See "Tax Considerations," page 44.

CASH BENEFITS

Contract Loans

Prior to the death of the last surviving Insured, you may borrow against your Contract at any time by submitting a written request to the Home Office, provided that the Cash Surrender Value of the Contract is greater than zero. Loans may also be made by telephone if the appropriate election has been made at the time of application or proper authorization has been provided to us. See "Telephone Transfer, Premium
Allocation and Loan Privileges," page 48.   The maximum loan amount is
equal to the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. Outstanding loans reduce the amount available for new loans. Contract loans will be processed as of the date your written request is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid," page 42.

        Interest. Kansas City Life will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Indebtedness.

        Loan Collateral. When a Contract loan is made, an amount sufficient to secure the loan is transferred out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan
Account.  Thus, a loan will have no immediate effect on the Contract
Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner may specify the Variable Accounts and/or Fixed Account from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Subaccount and from the unloaned value in the Fixed Account in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total unloaned Contract Value on the date that the loan is made. An amount of Cash Surrender Value equal to any due and unpaid loan interest will also be transferred to the Loan Account on each Contract
Anniversary. Due and unpaid interest will be transferred from each Subaccount and the unloaned value in the Fixed Account in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

The Loan Account will be credited with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year (the net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account). Interest earned on the Loan Account will be added to the Fixed Account.

        Preferred Loan Provision. Beginning in the eleventh Contract Year, a preferred loan may be made. The maximum amount available for a preferred loan is the Contract Value less premiums paid and may not exceed the maximum loan amount. The amount in the Loan Account securing the preferred loan will be credited with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The preferred loan provision is not guaranteed.

        Loan Repayment. You may repay all or part of your Indebtedness at any time while at least one Insured is living and the Contract is in force. We reserve the right to require that each loan repayment be at least $50.00. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium. (Loan repayments, unlike unscheduled premium payments, are not subject to Premium Expense Charges.) When a loan repayment is made, Contract Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will have no immediate effect on the Contract Value, but the Cash Surrender Value will be increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner, loan repayment amounts will be transferred to the Subaccounts and the unloaned value in the Fixed
Account according to the premium allocation instructions in effect at that time.


        Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract Values because the investment results of the Subaccounts of the Variable Account and current interest rates credited on Contract Value in the Fixed Account will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.
Contract loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a Contract to terminate. See "Tax Considerations," page 44, for a discussion of the tax treatment of policy loans, and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

If the Death Benefit becomes payable while a loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit proceeds. See "Amount of Death Benefit Proceeds," page 30.

If the Loan Account Value exceeds the Contract Value on any Valuation Day, the Contract will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination. See "Premium Payments to Prevent Lapse," page 22.

Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a written request to the Home Office. Kansas City Life may require return of the Contract. A surrender request will be processed as of the date your written request and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid," page 42. The Cash Surrender Value may be taken in one lump sum or it may be applied to a payment option. See "Payment Options," page 36. Your Contract will terminate and cease to be in force if it is surrendered for one lump sum. It cannot later be reinstated. Surrenders may have adverse tax consequences. See "Tax Considerations," page 44.

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You must submit a written request to the Home Office. Each partial surrender must be at least $500. The partial surrender amount may not exceed the Cash Surrender Value, less $300. A Partial Surrender Fee will be assessed on a partial surrender. See "Partial Surrender Fee," page 27. This charge will be deducted from your Contract Value along with the amount requested to be surrendered and will be considered part of the surrender (together, "partial surrender amount"). As of the date Kansas City Life receives a written request for a partial surrender, the Contract Value will be reduced by the partial surrender amount.

When you request a partial surrender, you can direct how the partial surrender amount will be deducted from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, the partial surrender amount will be deducted from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. See "Minimum Guaranteed and Current Interest Rates," page 24. Partial surrenders may have adverse tax consequences. See "Tax Considerations," page 44.

If Coverage Option A or L is in effect, Kansas City Life will reduce the Contract Value by the partial surrender amount. The Total Sum Insured will be reduced by the partial surrender amount minus the excess, if any, of the Death Benefit over the Total Sum Insured at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Total Sum Insured, the Total Sum Insured will not be reduced. If Coverage Option B is in effect we will reduce the Contract Value by the partial surrender amount. We reserve the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under Kansas City Life's then-current rules, as interpreted by Kansas City Life.

Partial surrender requests will be processed as of the date your written request is received, and generally will be paid within seven calendar days. See "When Proceeds Are Paid," page 42.

Payment Options

The Contract offers a variety of ways of receiving proceeds payable under the Contract, such as on surrender or death, other than in a lump sum. These payment options are summarized below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account. Any agent authorized to sell this Contract can further explain these options upon request.

You may apply proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

        Option 1 - Interest Payments. We will make interest payments to the payee annually or monthly as elected. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest paid annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

        Option 2 - Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

        Option 3 - Installments For a Specified Period. Payment of the proceeds may be made in equal annual or monthly payments for a specified number of years. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

        Option 4 - Life Income. We will pay an income during the payee's lifetime. You also may choose a minimum guaranteed payment period or an installment refund option as part of your life income payment option.
The minimum guaranteed payment period guarantees that life income payments will continue after death until payments have been paid for the full guaranteed payment period selected. The installment refund option guarantees that life income payments will continue after death until the total income payments received equal the amount of proceeds applied when the option was initially selected.

        Option 5 - Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

        Minimum Amounts. Kansas City Life reserves the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments are less than $50, payments may be made less frequently at Kansas City Life's option.

If Kansas City Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the more favorable benefits will apply.

Specialized Uses of the Contract

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate sufficient Variable Account Value to fund the purpose for which the Contract was purchased. Partial surrenders and Contract loans may significantly affect current and future Contract Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Contract loan, the loan may cause a Contract to lapse. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a specialized purpose a purchaser should consider whether the long-term nature of the Contract is consistent with the purpose for which it is being considered. Using a Contract for a specialized purpose may have tax consequences. See "Tax Considerations" on page 44.

ILLUSTRATIONS OF CONTRACT VALUES, CASH SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

The following tables have been prepared to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. The tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering both Insureds of a given age on the Contract Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Periodic Premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Contract may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing interest rates and rates of inflation. These illustrations assume that Net Premiums are allocated equally among the 14 Subaccounts available under the Contract, and that no amounts are allocated to the Fixed Account. These illustrations also assume that no Contract loans have been made and that the premium is paid at the beginning of each Contract Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The illustrations reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after tax return of the selected Portfolios. The current values shown in the tables assume an average annual expense ratio of 0.92% of the average daily net assets of the Portfolios available under the Contracts. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. For information on the Portfolios' expenses, see the prospectuses for the Funds and Portfolios accompanying this Prospectus.

In addition, the values calculated using current charges shown in the illustrations reflect the current daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.625%. After deduction of Portfolio expenses and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.54%, 4.43% and 10.39% respectively on a current basis. The values calculated using guaranteed charges shown in the illustrations reflect the guaranteed daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.90%. After deduction of Portfolio expenses and the guaranteed mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.81%, 4.14% and 10.09%, respectively.

The illustrations also reflect the deduction of the Premium Expense Charges and the Monthly Deductions and assume that the Guaranteed Minimum Death Benefit Option is not in effect. The Monthly Deduction includes the cost of insurance charge. Kansas City Life has the contractual right to charge higher guaranteed maximum charges than its current cost of insurance charges. In addition, the bonus, which, if paid, would partially offset the Monthly Deduction, is not guaranteed and will be paid in Kansas City Life's sole discretion. The current cost of insurance charges and payment of the bonus and, alternatively, the guaranteed cost of insurance charges and nonpayment of the bonus, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no Indebtedness or charges for optional benefits.

The illustrations are based on Kansas City Life's sex distinct rates for nontobacco users. Upon request, an Owner will be furnished with a comparable illustration based upon the proposed Insureds' specific circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.



                               $6,540 ANNUAL PREMIUM
           $1,000,000 TOTAL SUM INSURED:  $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION A
                           USING CURRENT COST CHARGES
     Male, Standard Nontobacco, Age 35; Female, Standard Nontobacco, Age 35
                          0% Hypothetical Gross      6% Hypothetical Gross      12% Hypothetical Gross
                            Investment Return          Investment Return          Investment Return

   End of    Premiums   Contract    Cash    Death   Contract   Cash    Death   Contract    Cash    Death
  Contract Accumulated   Value    Surrender Benefit  Value  Surrender  Benefit  Value    Surrender Benefit
    Year   at 5% Interest           Value                     Value                      Value
             per Year

         1        6,867    2,429    2,429  1,000,000    2,590    2,590  1,000,000    2,750    2,750  1,000,000
         2       14,077    7,069    7,069  1,000,000    7,678    7,678  1,000,000    8,308    8,308  1,000,000
         3       21,648   11,631   11,631  1,000,000   12,986   12,986  1,000,000   14,435   14,435  1,000,000
         4       29,598   16,116   16,116  1,000,000   18,520   18,520  1,000,000   21,191   21,191  1,000,000
         5       37,945   20,522   20,522  1,000,000   24,290   24,290  1,000,000   28,639   28,639  1,000,000
         6       46,709   25,579   25,579  1,000,000   31,073   31,073  1,000,000   37,658   37,658  1,000,000
         7       55,911   30,544   30,544  1,000,000   38,143   38,143  1,000,000   47,601   47,601  1,000,000
         8       65,574   35,418   35,418  1,000,000   45,510   45,510  1,000,000   58,560   58,560  1,000,000
         9       75,719   40,200   40,200  1,000,000   53,185   53,185  1,000,000   70,641   70,641  1,000,000
        10       86,372   44,887   44,877  1,000,000   61,178   61,178  1,000,000   83,955   83,955  1,000,000
        15      148,180   68,062   68,062  1,000,000  107,795  107,795  1,000,000  175,677  175,677  1,000,000
        20      227,064   88,404   88,404  1,000,000  164,524  164,524  1,000,000  324,953  324,953  1,000,000
        25      327,742  106,259  106,259  1,000,000  234,192  234,192  1,000,000  568,677  568,677  1,438,753
        30      456,236  120,769  120,769  1,000,000  319,123  319,123  1,000,000  964,157  964,157  2,044,013


 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
 MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               $6,540 ANNUAL PREMIUM
           $1,000,000 TOTAL SUM INSURED:  $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION A
                           USING GUARANTEED CHARGES
     Male, Standard Nontobacco, Age 35; Female, Standard Nontobacco, Age 35
                          0% Hypothetical Gross      6% Hypothetical Gross      12% Hypothetical Gross
                            Investment Return          Investment Return          Investment Return

   End of    Premiums   Contract    Cash    Death   Contract   Cash    Death   Contract    Cash    Death
  Contract Accumulated   Value    Surrender Benefit  Value  Surrender  Benefit  Value    Surrender Benefit
    Year   at 5% Interest           Value                     Value                      Value
             per Year

         1        6,867    2,422    2,422  1,000,000    2,582    2,582  1,000,000    2,742    2,742  1,000,000
         2       14,077    7,041    7,041  1,000,000    7,648    7,648  1,000,000    8,274    8,274  1,000,000
         3       21,648   11,571   11,571  1,000,000   12,917   12,917  1,000,000   14,357   14,357  1,000,000
         4       29,598   16,010   16,010  1,000,000   18,396   18,396  1,000,000   21,046   21,046  1,000,000
         5       37,945   20,360   20,360  1,000,000   24,091   24,091  1,000,000   28,398   28,398  1,000,000
         6       46,709   25,345   25,345  1,000,000   30,777   30,777  1,000,000   37,285   37,285  1,000,000
         7       55,911   30,226   30,226  1,000,000   37,725   37,725  1,000,000   47,055   47,055  1,000,000
         8       65,574   35,003   35,003  1,000,000   44,943   44,943  1,000,000   57,792   57,792  1,000,000
         9       75,719   39,674   39,674  1,000,000   52,442   52,442  1,000,000   69,594   69,594  1,000,000
        10       86,372   44,239   44,239  1,000,000   60,228   60,228  1,000,000   82,563   82,563  1,000,000
        15      148,180   66,611   66,611  1,000,000  105,239  105,239  1,000,000  171,119  171,119  1,000,000
        20      227,064   85,531   85,531  1,000,000  158,800  158,800  1,000,000  312,830  312,830  1,000,000
        25      327,742  100,017  100,017  1,000,000  221,814  221,814  1,000,000  539,284  539,284  1,364,389
        30      456,236  105,542  105,542  1,000,000  292,213  292,213  1,000,000  893,854  893,854  1,894,971


 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
 MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                               $6,540 ANNUAL PREMIUM
           $1,000,000 TOTAL SUM INSURED:  $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION B
                           USING CURRENT CHARGES
     Male, Standard Nontobacco, Age 35; Female, Standard Nontobacco, Age 35
                          0% Hypothetical Gross      6% Hypothetical Gross      12% Hypothetical Gross
                            Investment Return          Investment Return          Investment Return

   End of    Premiums   Contract    Cash    Death   Contract   Cash    Death   Contract    Cash    Death
  Contract Accumulated   Value    Surrender Benefit  Value  Surrender  Benefit  Value    Surrender Benefit
    Year   at 5% Interest           Value                     Value                      Value
             per Year

         1        6,867    2,429    2,429  1,002,429    2,590    2,590  1,002,590    2,750    2,750  1,002,750
         2       14,077    7,069    7,069  1,007,069    7,678    7,678  1,007,678    8,307    8,307  1,008,307
         3       21,648   11,631   11,631  1,011,631   12,985   12,985  1,012,985   14,434   14,434  1,014,434
         4       29,598   16,115   16,115  1,016,115   18,519   18,519  1,018,519   21,190   21,190  1,021,190
         5       37,945   20,521   20,521  1,020,521   24,288   24,288  1,024,288   28,637   28,637  1,028,637
         6       46,709   25,576   25,576  1,025,576   31,070   31,070  1,031,070   37,654   37,654  1,037,654
         7       55,911   30,540   30,540  1,030,540   38,137   38,137  1,038,137   47,594   47,594  1,047,594
         8       65,574   35,412   35,412  1,035,412   45,501   45,501  1,045,501   58,549   58,549  1,058,549
         9       75,719   40,190   40,190  1,040,190   53,171   53,171  1,053,171   70,621   70,621  1,070,621
        10       86,372   44,871   44,871  1,044,871   61,157   61,157  1,061,157   83,924   83,924  1,083,924
        15      148,180   67,984   67,984  1,067,984  107,663  107,663  1,107,663  175,448  175,448  1,175,448
        20      227,064   88,143   88,143  1,088,143  163,993  163,993  1,163,993  323,838  323,838  1,323,838
        25      327,742  105,601  105,601  1,105,601  232,578  232,578  1,232,578  565,515  565,515  1,565,515
        30      456,236  119,398  119,398  1,119,398  315,037  315,037  1,315,037  958,501  958,501  2,032,021


 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
 MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               $6,540 ANNUAL PREMIUM
           $1,000,000 TOTAL SUM INSURED:  $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION B
                           USING GUARANTEED CHARGES
     Male, Standard Nontobacco, Age 35; Female, Standard Nontobacco, Age 35
                          0% Hypothetical Gross      6% Hypothetical Gross      12% Hypothetical Gross
                            Investment Return          Investment Return          Investment Return

   End of    Premiums   Contract    Cash    Death   Contract   Cash    Death   Contract    Cash    Death
  Contract Accumulated   Value    Surrender Benefit  Value  Surrender  Benefit  Value    Surrender Benefit
    Year   at 5% Interest           Value                     Value                      Value
             per Year

         1        6,867    2,422    2,422  1,002,422    2,582    2,582  1,002,582    2,742    2,742  1,002,742
         2       14,077    7,041    7,041  1,007,041    7,648    7,648  1,007,648    8,274    8,274  1,008,274
         3       21,648   11,570   11,570  1,011,570   12,917   12,917  1,012,917   14,357   14,357  1,014,357
         4       29,598   16,009   16,009  1,016,009   18,395   18,395  1,018,395   21,045   21,045  1,021,045
         5       37,945   20,358   20,358  1,020,358   24,090   24,090  1,024,090   28,396   28,396  1,028,396
         6       46,709   25,343   25,343  1,025,343   30,774   30,774  1,030,774   37,281   37,281  1,037,281
         7       55,911   30,222   30,222  1,030,222   37,719   37,719  1,037,719   47,047   47,047  1,047,047
         8       65,574   34,996   34,996  1,034,996   44,934   44,934  1,044,934   57,780   57,780  1,057,780
         9       75,719   39,663   39,663  1,039,663   52,427   52,427  1,052,427   69,573   69,573  1,069,573
        10       86,372   44,223   44,223  1,044,223   60,205   60,205  1,060,205   82,530   82,530  1,082,530
        15      148,180   66,528   66,528  1,066,528  105,099  105,099  1,105,099  170,880  170,880  1,170,880
        20      227,064   85,231   85,231  1,085,231  158,196  158,196  1,158,196  311,568  311,568  1,311,568
        25      327,742   99,099   99,099  1,099,099  219,600  219,600  1,219,600  534,921  534,921  1,534,921
        30      456,236  103,059  103,059  1,103,059  284,906  284,906  1,284,906  884,765  884,765  1,884,765


 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
 MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE VALUES FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY KANSAS CITY LIFE OR ANY FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


OTHER CONTRACT BENEFITS AND PROVISIONS

Limits on Rights to Contest the Contract

        Incontestability. After the Contract has been in force during the Insureds' lifetime for two years from the Contract Date (or less if required by state law), Kansas City Life may not contest the Contract, except if the Contract lapses after the end of a grace period.

Any increase in the Additional Insurance Amount will not be contested after the increase has been in force during the Insureds' lifetimes for two years following the effective date of the increase (or less if required by state law).

If a Contract lapses and it is reinstated, we cannot contest the reinstated Contract after the Contract has been in force during the Insureds' lifetimes for two years from the date of the reinstatement application (or less if required by state law).

        Suicide Exclusion. If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the Contract will terminate on the date of such suicide and the amount payable by Kansas City Life (in place of all other benefits, if any) will be equal to the Contract Value less any Indebtedness.

If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Additional Insurance Amount (or less if required by state law), the amount of the Additional Insurance Amount associated with the increase will terminate and the amount payable by Kansas City Life associated with such increase will be limited to the cost of insurance charges associated with the increase.

Changes in the Contract or Benefits

        Misstatement of Age or Sex. If, while the Contract is in force and either or both the Insureds are alive, it is determined that the Age or sex of either Insured as stated in the Contract is not correct, Kansas City Life will adjust the Contract Value under the Contract. The adjustment to the Contract Value will be the difference between the following amounts accumulated at 4% interest annually. The two amounts are: (1) the cost of insurance deductions that have been made; and (2) the cost of insurance deductions that should have been made.
If, after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

        Other Changes. Upon notice, Kansas City Life may modify the Contract, but only if such modification is necessary to: (1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which Kansas City Life is subject; (2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts; (3) reflect a change in the operation of the Variable Account; or (4) provide additional Variable Account and/or fixed accumulation options. Kansas City Life reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account. In the event of any such modification, Kansas City Life will issue an appropriate endorsement to the Contract, if required. Kansas City Life will exercise these rights in accordance with applicable law, including approval of Contract Owners if required.

When Proceeds Are Paid

Kansas City Life will ordinarily pay any Death Benefit proceeds, loan proceeds, partial surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment.

Under certain circumstances and in accordance with established administrative procedures, we will pay Death Benefit proceeds through Kansas City Life's Personal Growth Account, an interest bearing account. Proceeds paid through the Personal Growth Account are placed in our general account. Check-writing privileges are provided in the Personal Growth Account under which the bank that pays the check will be reimbursed by Kansas City Life out of the proceeds held in our general account. The Personal Growth Account is not a bank account and is not insured nor guaranteed by the FDIC or any other government agency. A Contract Owner or beneficiary (whichever applicable) will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Personal Growth Account is closed.

Other than the Death Benefit, which is determined as of the date of death, the amount of a Contract transaction will be determined as of the date of receipt of required documents. However, Kansas City Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Kansas City Life's Contract Owners.

Reports to Contract Owners

At least once each Contract Year, you will be sent a report at your last known address showing, as of the end of the current report period providing updated information about the Contract since the last report, including any information required by law. You will also be sent an annual and a semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay premium payments , or if you take out a loan, transfer amounts among the Variable Accounts and Fixed Account or take surrenders, you will receive a written confirmation of these transactions.

Assignment

The Contract may be assigned in accordance with its terms. In order for any assignment to be binding on Kansas City Life, it must be in writing and filed at the Home Office. Once Kansas City Life has received a signed copy of the assignment, the Owner's rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. Kansas City Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness.

Reinstatement of Contract

The Contract may be reinstated within two years (or such longer period if required by state law) after lapse, subject to compliance with certain conditions, including the payment of the necessary premium and submission of satisfactory evidence of insurability. See your Contract for further information.


Optional Riders

The following optional riders are available and may be added to your Contract. Monthly charges for these optional riders will be deducted from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

        Contract Split Option Rider
        Issue Ages:  20-75
        This rider allows you to split the Contract equally into two individual policies, one on the life of each Insured. This split option will be offered without evidence of insurability under the conditions that the request is made as the result of either (1) the divorce of the two Insureds; or (2) as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%. Specific other conditions must also be met in order to qualify. When this option is exercised, the existing Contract will be terminated.

        The new contracts will be based on the Insureds' Age, sex, and based on the risk class at the time of issue of the original Contract.

        This rider will terminate at the older Insured's age 80. The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. See "Guaranteed Minimum Death Benefit Option," page 31.

        Joint First to Die Term Life Insurance Rider
        Issue Ages:  20-85
        This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the
        older Insured's age 100 and while this rider is in force.   The coverage
        under this rider may be increased (subject to insurability) or
        decreased.   You may also choose at issue a schedule for the coverage to decrease annually. The scheduled decreases may be based on the percentage of the coverage amount or may be a flat dollar amount. If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

        Joint Survivorship Four-Year Term Life Insurance Rider
        Issue Ages:  20-85
        This rider provides four-year level term insurance and expires four years after the effective date of the rider. The term insurance provides a death benefit payable at the death of the last surviving Insured. The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured. This rider is available at issue only.

        The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. See "Guaranteed Minimum Death Benefit Option," page 31.

Additional rules and limits apply to these optional riders. Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information, or contact the Home Office.

TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon Kansas City Life's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

Tax Status of the Contract

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal income tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. If a Contract were determined not to be a life insurance contract for purposes of
Section 7702, such Contract would not provide the tax advantages normally provided by a life insurance contract.

With respect to a Contract issued on a standard basis, Kansas City Life believes that such a Contract should meet the Section 7702 definition of a life insurance contract. With respect to a Contract that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Contract meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not a Contract issued on a substandard basis would satisfy Section 7702, particularly if the owner pays the full amount of premiums permitted under the Contract.

If it is subsequently determined that a Contract does not satisfy Section 7702, Kansas City Life may take whatever steps are appropriate and reasonable to attempt to cause such a Contract to comply with Section 7702. For these reasons, Kansas City Life reserves the right to restrict Contract transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Subaccounts, through the Portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. 1.817-5, which affect how the Portfolio's assets are to be invested. Kansas City Life believes that the Subaccounts will, thus, meet the diversification requirements, and Kansas City Life will monitor continued compliance with this requirement.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the subaccounts used to support their contracts. In those circumstances, income and gains from the subaccount assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of subaccount assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Contract holders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract owners were not owners of subaccount assets. For example, an Owner has additional flexibility in allocating Net Premium payments and Contract Value. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Subaccounts. In addition, Kansas City Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Kansas City Life therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Subaccounts.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

        In General. Kansas City Life believes that the proceeds and Contract Value increases of a Contract should be treated in a manner consistent with a fixed-benefit life insurance Contract for Federal income tax purposes.
Thus, the Death Benefit under the Contract should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Contract, a change in the Contract's Coverage Option, a Contract loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Contract may have Federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Contract proceeds depends on the circumstances of each Owner or beneficiary.

The Contract may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution.
The tax consequences of distributions from, and loans taken from or secured by, a Contract depend on whether the Contract is classified as a "Modified Endowment Contract." Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Contract, if the amount received plus the amount of Indebtedness exceeds the total investment in the Contract, the excess will generally be treated as ordinary income subject to tax.

        Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts." The rules relating to whether a Contract will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. In general, a Contract will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven level annual premiums. A Contract may also become a Modified Endowment Contract after a material change. The determination of whether a Contract will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Contract Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Contract's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Contract. In view of the foregoing, a current or prospective Owner should consult with a tax adviser to determine whether a Contract transaction will cause the Contract to be treated as a Modified Endowment Contract. However, at the time a premium is credited which in Kansas City Life's view would cause the Contract to become a Modified Endowment Contract, Kansas City Life will notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Contract will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund.

        Distributions from Contracts Classified as Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial surrender from such a Contract are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Contract Value immediately before the distribution over the investment in the Contract (described below) at such time. Second, loans taken from or secured by such a Contract, are treated as distributions from the Contract and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Contract that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Contract becomes a modified endowment contract after it is issued, distributions made during the Contract Year in which it becomes a modified endowment contract, distributions in any subsequent Contract Year and distributions within two years before the Contract becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

        Distributions From Contracts Not Classified as Modified Endowment Contracts. Distributions from a Contract that is not a Modified Endowment Contract are generally treated as first, recovering the investment in the Contract (described below) and then, only after the return of all such investment in the Contract, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Contract's
Death Benefit or any other change that reduces benefits under the Contract in the first 15 years after the Contract is issued and that results in a cash distribution to the Owner in order for the Contract to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Contract) under rules prescribed in Section 7702.

Loans from, or secured by, a Contract that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner. A preferred loan may not, however, be treated as Indebtedness; instead it may be treated as a distribution.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax rule.

        Contract Loan Interest. Interest paid on a loan under a Contract generally is not deductible. A qualified tax adviser should be consulted before deducting any Contract loan interest.

        Investment in the Contract. Investment in the Contract means: (i) the aggregate amount of any premiums or other consideration paid for a Contract, minus (ii) the aggregate amount received under the Contract which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the owner.

        Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in an Owner's gross income under Section 72(e) of the Code.

        Continuation of Contract Beyond Younger Insured's 100th Birthday. If a Contract continues in force beyond the 100th birthday of the younger Insured the tax consequences are uncertain. In the event it appears that this might occur a qualified tax adviser should be consulted.

Possible Charge for Kansas City Life's Taxes

At the present time, Kansas City Life only makes a charge for the Federal DAC tax and for state and local premium taxes. Kansas City Life, however, reserves the right in the future to make additional charges for any additional Federal, state or local taxes or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

Sale of the Contracts

The Contracts will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Contracts. However, we reserve the right to discontinue the offering. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell our variable life contracts and who are also registered representatives of Sunset Financial Services, Inc. ("Sunset Financial"), one of our wholly-owned subsidiaries, or of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered with the SEC under the Securities Exchange Act of 1934 as a broker- dealer and is a member of the National Association of Securities Dealers, Inc.

Sunset Financial acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account pursuant to an Underwriting Agreement between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial's principal business address is P.O. Box 419365, Kansas City, Missouri 64141-6365.

Registered representatives may be paid commissions on a Contract they sell based on premiums paid in amounts up to 50% of premiums paid during the first Contract Year and up to 3% of premiums paid after the first Contract Year. Additional commissions may be paid in certain circumstances. Other allowances and overrides also may be paid.

When Contracts are sold through other broker-dealers that have entered into selling agreements with us, the commission which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. We will compensate the broker-dealers as provided in the selling agreements, and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

Telephone Transfer, Premium Allocation and Loan Privileges

A transfer of Contract Value, change in premium allocation or Contract loan may be made by telephone provided the appropriate election has been made at the time of application or proper authorization has been provided to us. We reserve the right to suspend telephone transfer and loan privileges at any time, for any reason, if we deem such suspension to be in the best interests of Contract Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers and loans include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.


Kansas City Life Directors and Executive Officers

The following table sets forth the name, address and principal occupations during the past five years of each of Kansas City Life's directors and executive officers.

Name and Principal
Business Address *                  Principal Occupation During Past Five Years

Joseph R. Bixby                     Director, Kansas City Life; Chairman of the
                                    Board since 1972; President from 1964 until he retired in April, 1990; responsible for overall corporate policy. Director of
                                    Sunset Life, a subsidiary of Kansas City
                                    Life.

Walter E. Bixby                     Director, Kansas City Life; Vice Chairman of
                                    the Board since 1974; elected Executive Vice
                                    President in January, 1987 and President and
                                    CEO in April, 1990; primarily responsible for the operation of the Company. Chairman of the Board of Sunset Life and Chairman of the Board of Old American Insurance Company, subsidiaries of Kansas City Life.

R. Philip Bixby                     Director, Kansas City Life; Elected
                                    Assistant Secretary in 1979; Assistant Vice
                                    President in 1982, Vice President in 1984 and Senior Vice President, Operations in
                                    1990; Executive Vice President in 1996.

W. E. Bixby, III                    Director and President of Old American
                                    Insurance Company, a subsidiary of Kansas
                                    City Life.

Charles R. Duffy Jr.                Elected Vice President, Insurance
                                    Administration in November, 1989; Senior
                                    Account Executive, Cybertek Corporation,
                                    January, 1989 to November, 1989; Senior Vice
                                    President, Operations in 1996; responsible for Computer Information Systems, Customer
                                    Services and Claims.  Director of Sunset
                                    Life and Old American, subsidiaries of
                                    Kansas City Life.

Richard L. Finn                     Director, Kansas City Life; Elected Vice
                                    President in 1976; Financial Vice President in 1983 and Senior Vice President, Finance, in 1984; Chief Financial Officer and responsible for investment of Kansas City
                                    Life's funds, accounting and taxes.
                                    Director, Vice President and Chief Financial
                                    Officer of Old American, a subsidiary of Kansas City Life.

Jack D. Hayes                       Director, Kansas City Life; Elected Senior
                                    Vice President, Marketing in February, 1994, responsible for Marketing, Marketing
                                    Administration, Communications and Public
                                    Relations.  Served as Executive Vice
                                    President and Chief Marketing Officer of
                                    Fidelity Union Life, Dallas, Texas, from
                                    June, 1981 to January, 1994.

Francis P. Lemery                   Director, Kansas City Life; Elected Vice
                                    President in 1979; Vice President and
                                    Actuary in 1980, and Senior Vice President and Actuary in 1984; responsible for Group
                                    Insurance Department, Actuarial, State
                                    Compliance and New Business Issue and
                                    Underwriting.  Director of Sunset Life and
                                    Old American, subsidiaries of Kansas City
                                    Life.

C. John Malacarne                   Director, Kansas City Life; Elected
                                    Associate General Counsel in 1976; General
                                    Counsel in 1980; Vice President and General
                                    Counsel in 1981; and Vice President, General
                                    Counsel and Secretary in 1991. Responsible for Legal Department, Office of the Secretary and Stock Transfer Department.
                                    Director of Sunset Life and Director and
                                    Secretary of Old American, subsidiaries of Kansas City Life.

Robert C. Miller                    Elected Assistant Auditor in 1972; Auditor
                                    in 1973; Vice President and Auditor in 1987, and Senior Vice President, Administrative
                                    Services, in 1991.  Responsible for Human
                                    Resources and Home Office building and
                                    maintenance.

Webb R. Gilmore                     Director, Kansas City Life since 1990;
                                    Partner -Gilmore and Bell.

Nancy Bixby Hudson                  Director, Kansas City Life since 1996;
                                    Investor.

Warren J. Hunzicker, M.D.           Director, Kansas City Life since 1989.

Daryl D. Jensen                     Director, Kansas City Life; Elected Vice
                                    Chairman of the Board and President, Sunset
                                    Life Insurance Company of America, a
                                    subsidiary of Kansas City Life, in 1975.

Michael J. Ross                     Director, Kansas City Life since 1972;
                                    President and Chairman of the Board,
                                    Jefferson Bank and Trust Company, St. Louis,
                                    Missouri, since 1971.

Elizabeth T. Solberg                Director, Kansas City Life since 1997;
                                    Executive Vice President and Senior Partner,
                                    Fleischman-Hilliard, Inc.

Larry Winn Jr.                      Director, Kansas City Life since 1985;
                                    Retired as the Kansas Third District
                                    Representative to the U.S. Congress.

John K. Koetting                    Elected Assistant Controller in 1975 and
                                    Vice President and Controller in 1980; chief accounting officer; responsible for all corporate accounting reports. Director of
                                    Old American Insurance Company, a subsidiary of Kansas City Life.


* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111.


State Regulation

Kansas City Life is subject to regulation by the Department of Insurance of the State of Missouri, which periodically examines the financial condition and operations of Kansas City Life. Kansas City Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Contract described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Kansas City Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

The consolidated financial statements of Kansas City Life at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, appearing herein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Mark A. Milton, Vice President and Associate Actuary of Kansas City Life.

Litigation

The Variable Account is not a party to any litigation. Its depositor, Kansas City Life, as an insurance company, is involved in litigation in the ordinary course of business. Kansas City Life is of the opinion that such litigation is not material to the Contract Owners of the Variable Account.

Legal Matters
Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on
certain matters relating to the federal securities laws.   Matters relating to
the federal securities laws and matters of Missouri law pertaining to the Contracts, including Kansas City Life's right to issue the Contracts and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by C. John Malacarne, General Counsel of Kansas City Life.

Company Holidays
We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additional holidays in 1997 will be September 26 and November 28. Holidays that fall on a Saturday will be recognized on the previous Friday. Holidays that fall on a Sunday will be recognized on the following Monday.

Financial Statements

Kansas City Life's audited consolidated balance sheets as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1996 appearing herein, as well as the unaudited financial statements for the quarter ended March 31, 1997 appearing herein, should be considered only as bearing upon Kansas City Life's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account. No financial statements of the Variable Account are included herein, because, as of the date of this Prospectus, the Subaccounts of the Variable Account that have been established to serve as investment options under the Contracts had no assets and had incurred no liabilities.




Consolidated Income Statement
                                                   1996      1995     1994

REVENUES
Insurance revenues:
  Premiums:
    Life insurance                              $103,263   101,341  103,324
    Accident and health                           37,575    29,475   30,896
  Contract charges                                78,755    74,642   69,607
Investment revenues:
  Investment income, net                         186,743   188,087  173,388
  Realized investment gains, net                   3,013     4,950    6,060
Other                                             12,662    10,290   10,179

      TOTAL REVENUES                             422,011   408,785  393,454

BENEFITS AND EXPENSES
Policy benefits:
  Death benefits                                  87,940    85,388   79,829
  Surrenders of life insurance                    15,488    16,345   16,490
  Other benefits                                  65,437    53,441   54,146
  Increase in benefit and contract reserves       85,614    89,139   83,158
Amortization of policy acquisition costs          30,086    27,992   29,370
Insurance operating expenses                      78,121    76,557   73,487

      TOTAL BENEFITS AND EXPENSES                362,686   348,862  336,480

Income before Federal income taxes                59,325    59,923   56,974

Federal income taxes:
  Current                                         26,073    22,038   22,845
  Deferred                                        (9,063)   (3,853)  (4,729)

                                                  17,010    18,185   18,116

Income before nonrecurring item                   42,315    41,738   38,858
Postemployment benefits, net                           -         -    1,481

NET INCOME                                      $ 42,315    41,738   37,377


PER COMMON SHARE
  Income before nonrecurring item                  $6.84      6.76    6.32
  Postemployment benefits, net                         -         -     .24

  NET INCOME                                       $6.84      6.76    6.08

See accompanying Notes to Consolidated Financial Statements.

Consolidated Balance Sheet
                                                     1996       1995
ASSETS
Investments:
    Fixed maturities:
       Available for sale, at fair value
         (amortized cost $1,762,091,000;
         $1,604,415,000 -1995)                   $1,759,153   1,647,674
       Held to maturity, at amortized cost
         (fair value $256,042,000;
         $339,911,000 - 1995)                       248,433     320,394
    Equity securities available for sale,
       at fair value (amortized cost
       $71,522,000; $62,352,000 -1995)               79,018      70,837
    Mortgage loans on real estate, net              246,493     235,213
    Real estate, net                                 43,750      48,542
    Real estate joint ventures                       28,356      36,103
    Policy loans                                     94,412      94,312
    Short-term                                       19,642      36,898

        TOTAL INVESTMENTS                         2,519,257   2,489,973

Cash                                                  4,577       9,612
Accrued investment income                            41,847      40,923
Receivables, net                                      6,854       7,228
Property and equipment, net                          24,791      27,866
Deferred acquisition costs                          207,020     192,476
Value of purchased insurance in force                38,031      39,084
Reinsurance assets                                   93,328      89,983
Other                                                 5,089       5,359
Separate account assets                              13,916       1,264

                                                 $2,954,710   2,903,768

LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
    Life insurance                               $  671,204     658,350
    Accident and health                              30,356      27,379
Accumulated contract values                       1,544,714   1,518,968
Policy and contract claims                           35,223      31,919
Other policyholders' funds:
    Dividend and coupon accumulations                43,141      42,610
    Other                                            60,970      56,206
Income taxes:
    Current                                           3,537       2,796
    Deferred                                         19,748      43,230
Other                                                69,037      63,919
Separate account liabilities                         13,916       1,264

        TOTAL LIABILITIES                         2,491,846   2,446,641

Stockholders' equity:
    Common stock, par value $2.50 per share
        Authorized 18,000,000 shares,
        issued 9,248,340 shares                      23,121      23,121
    Paid-in capital                                  14,761      13,039
    Unrealized gains (losses) on securities
      available for sale, net                         2,963      29,740
    Retained earnings                               509,748     477,826
    Less treasury stock, at cost
      (3,058,871 shares; 3,070,435 shares -1995)    (87,729)    (86,599)

        TOTAL STOCKHOLDERS' EQUITY                  462,864     457,127

                                                 $2,954,710   2,903,768


See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Stockholders' Equity
                                                    1996     1995     1994

COMMON STOCK, beginning and end of year          $ 23,121   23,121   23,121

PAID-IN-CAPITAL:
    Beginning of year                              13,039   11,847   10,597
    Excess of proceeds over cost of
      treasury stock sold                           1,722    1,192    1,250

    End of year                                    14,761   13,039   11,847

UNREALIZED GAINS (LOSSES) ON SECURITIES
    AVAILABLE FOR SALE:
      Beginning of year                            29,740  (51,345)  13,501
    Unrealized appreciation on cumulative effect
        of accounting change, net                       -        -   14,627
    Unrealized appreciation (depreciation)
        on securities available for sale, net     (26,777)  81,085  (79,473)

    End of year                                     2,963   29,740  (51,345)

RETAINED EARNINGS:
    Beginning of year                             477,826  446,149  417,381
    Net income                                     42,315   41,738   37,377
    Stockholder dividends of $1.68 per share
       ($1.63 - 1995 and $1.40 - 1994)            (10,393) (10,061)  (8,609)

    End of year                                   509,748  477,826  446,149

TREASURY STOCK, at cost:
    Beginning of year                             (86,599) (86,077) (85,643)
    Cost of 27,876 shares acquired
       (17,240 shares - 1995 and
       17,329 shares - 1994)                       (1,501)    (829)    (771)
    Cost of 39,440 shares sold
       (32,709 shares - 1995
       and 35,890 shares - 1994)                      371      307      337

    End of year                                   (87,729) (86,599) (86,077)

        TOTAL STOCKHOLDERS' EQUITY               $462,864  457,127  343,695


See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows
                                                    1996     1995     1994

OPERATING ACTIVITIES
Net income                                      $  42,315   41,738   37,377
Adjustments to reconcile net income to
  net cash from operating activities:
    Amortization of investment discount, net       (4,071)  (5,215)  (3,882)
    Depreciation                                    4,995    5,265    5,165
    Policy acquisition costs capitalized          (38,639) (40,388) (43,952)
    Amortization of deferred policy
      acquisition costs                            30,086   27,992   29,370
    Realized investment gains                      (3,013)  (4,950)  (6,060)
    Changes in assets and liabilities:
      Future policy benefits                       15,831   15,071   15,747
      Accumulated contract values                   3,183    8,135    8,445
      Other policy liabilities                      5,294    3,852      414
      Income taxes payable and deferred            (8,322)  (1,595)  (4,784)
      Postemployment benefits, net                      -        -    1,481
    Other, net                                      5,886    4,318    2,431

      NET CASH FROM OPERATING ACTIVITIES           53,545   54,223   41,752

INVESTING ACTIVITIES
Investments called, matured or repaid:
  Fixed maturities available for sale             131,545  136,574  203,640
  Fixed maturities held to maturity                79,017   63,433   75,060
  Equity securities available for sale              8,899   13,727   27,876
  Mortgage loans on real estate                    53,430   67,722   35,311
  Decrease (increase) in
    short-term investments, net                    17,256  (17,558) 120,142
  Other                                            10,440    4,884    2,469
Investments sold:
  Fixed maturities available for sale             140,372  165,563   51,124
  Fixed maturities held to maturity                     -    4,207        -
  Equity securities available for sale                963   18,984    3,488
Investments purchased or originated:
  Fixed maturities available for sale            (431,916)(495,766)(574,667)
  Fixed maturities held to maturity                     -        -  (21,533)
  Equity securities available for sale            (18,071) (12,896)  (5,566)
  Real estate joint ventures                       (6,439)  (8,093)  (5,707)
  Mortgage loans on real estate                   (54,161) (31,053)  (8,192)
  Other                                            (2,150)  (1,068)  (1,789)
Net additions to property and equipment              (527)  (2,918)  (1,640)

      NET CASH USED IN INVESTING ACTIVITIES       (71,342) (94,258) (99,984)

FINANCING ACTIVITIES
Proceeds from borrowings                            1,650   22,730      891
Repayment of borrowings                            (1,650) (22,730) (11,446)
Policyowner contract deposits                     164,677  179,135  179,411
Withdrawals of policyowner contract deposits     (142,114)(127,347)(107,354)
Cash dividends to stockholders                    (10,393) (10,061)  (8,609)
Disposition of treasury stock, net                    592      670      816

      NET CASH FROM FINANCING ACTIVITIES           12,762   42,397   53,709

Increase (decrease) in cash                        (5,035)   2,362   (4,523)
Cash at beginning of year                           9,612    7,250   11,773

      CASH AT END OF YEAR                       $   4,577    9,612    7,250

See accompanying Notes to Consolidated Financial Statements.



Notes to Consolidated Financial Statements
(Amounts in tables are generally stated in thousands, except per share data)

SIGNIFICANT ACCOUNTING POLICIES

Organization
Kansas City Life Insurance Company is a Missouri-domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 48 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed through numerous general agencies. In recent years, the Company's new business activities have been concentrated in interest sensitive products.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries. Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Financial Accounting Standards Board (FASB) Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of," was adopted in January 1996, with no impact to the financial statements.

Recognition of Revenues
Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Universal life-type products include universal life insurance and flexible annuities. Revenues for these products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits
For traditional life insurance products, reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded and range from 5.75 percent to 7.75 percent. Mortality assumptions are based on standard mortality tables. The 1965-70 Select and Ultimate Basic Table is used for business issued since 1977.

Reserves and claim liabilities for accident and health insurance include estimated unpaid claims and claims incurred but not reported. For traditional life and accident and health insurance, benefits and claims are charged to expense in the period incurred.

Liabilities for universal life-type products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 4 .75 percent to 6.75 percent during 1996 (4.79 percent to 7.00 percent during 1995 and 4.50 percent to 7.50 percent during 1994).

Withdrawal assumptions for all products are based on corporate experience.

Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for universal life-type products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and mortality, expense and surrender charges expected to be realized over the term of the contracts.

Calls in the securities portfolio resulted in realized gains in 1994 which increased gross profits above those originally estimated. Calls and realized gains related to them were negligible in 1995 and 1996. In accordance with FASB Statement No. 97, these higher than expected gross profits required the Company to recompute its amortization of deferred acquisition costs retrospectively to the date the amortization was originally determined. This increased the amortization of deferred acquisition costs $804,000 in 1994, or $.08 a share after taxes. This increased amortization was netted against realized investment gains in the accompanying income statement.

Value of Purchased Insurance in Force
The value of Old American's purchased insurance in force was capitalized and is being amortized in proportion to projected future gross profits. This asset was increased $5,030,000 ($5,157,000 - 1995 and $5,310,000 - 1994) for accrual of interest and reduced $6,082,000 ($6,088,000 - 1995 and $6,636,000 - 1994)
for amortization. A 13 percent interest rate was used. Through 1996, total accumulated accrual of interest and amortization equal $27,583,000 and $33,052,000, respectively. The percentage of the asset's current carrying amount which will be amortized in each of the next five years is 7.3 percent
- 1997 and 1998, 7.4 percent - 1999, 7.6 percent - 2000 and 7.5 percent -
2001. This percentage was 2.7 percent in 1996.

Investments
Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments in deferred acquisition costs, and are included in a separate stockholders' equity account.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for possible losses. Foreclosed real estate is stated at fair value at the date of foreclosure (cost) or net realizable value, whichever is lower. Other real estate investments are carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company's equity in earnings since acquisition. Policy loans are carried at cost less payments received. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes
Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Common Share
Income per common share is based upon the weighted average number of shares outstanding during the year, 6,188,489 shares (6,173,294 shares - 1995 and 6,152,155 shares - 1994).

Statutory Information and Stockholder Dividends Restriction
The Company's earnings, unassigned surplus (retained earnings) and stockholders' equity, on the statutory basis used to report to regulatory authorities, follow.
                                                    1996       1995      1994

Net gain from operations for the year             $ 27,345    29,307    29,151
Net income for the year                             25,574    29,484    28,324
Unassigned surplus at December 31                  284,417   268,239   235,226
Stockholders' equity at December 31                234,570   217,801   184,117

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of statutory stockholders' equity at the end of the preceding year. The maximum payable in 1997 without prior approval is $27,345,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of approximately $36,000,000 in 1996 and $100,000,000 in 1995 and 1994.


INVESTMENTS

Accounting Change
Kansas City Life adopted FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," on January 1, 1994. On that date, the value of securities available for sale at fair value increased stockholders' equity $14,627,000, net of related deferred acquisition costs of $5,068,000 and taxes of $7,876,000. Late in 1995, the FASB issued a special report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." This report provided companies with an opportunity for a one-time reassessment and reclassification of securities as of a single measurement date without tainting the held to maturity debt securities classification. On December 31, 1995, the Company reclassified securities with an amortized cost of $14,737,000 from held to maturity to available for sale which increased unrealized gains on securities by approximately $185,000, net of related deferred acquisition costs and taxes.

At December 31, 1996, 88 percent of the Company's securities are categorized as available for sale and are stated at fair value. The resulting adjustment causes significant volatility in these securities' carrying values which affects various calculations that are dependent on stockholders' equity, such as return on equity.

Kansas City Life employs no derivative financial instruments.

Investment Revenues
Major categories of investment revenues are summarized as follows.

                                                  1996     1995      1994

Investment income:
  Fixed maturities                             $150,421  144,242   127,806
  Equity securities                               5,503    6,259     7,563
  Mortgage loans                                 23,127   31,378    29,118
  Real estate                                    13,237   12,342    11,732
  Policy loans                                    6,372    6,174     6,295
  Short-term                                      2,353    2,753     4,437
  Other                                           2,222    2,533     2,433
                                                203,235  205,681   189,384
Less investment expenses                        (16,492) (17,594)  (15,996)

                                               $186,743  188,087   173,388

Realized gains (losses):
  Fixed maturities                             $ (1,862)  (1,718)    1,995
  Equity securities                                 961    4,634     4,568
  Mortgage loans                                  2,000     (108)        -
  Real estate                                     1,894    2,172       300
  Other                                              20      (30)        1
  Deferred acquisition cost amortization for
    realized investment gains                         -        -      (804)

                                               $  3,013    4,950     6,060

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities follow.

                                                  1996     1995     1994

Available for sale:
  End of year                                  $  4,558   51,744  (86,601)
  Deferred income taxes                          (1,595) (16,013)  27,661
  Effect on deferred acquisition costs                -   (5,991)   7,595

                                               $  2,963   29,740  (51,345)
  Increase (decrease) in net unrealized gains
    during the year:
      Fixed maturities                         $(26,216)  78,876  (55,150)
      Equity securities                            (561)   2,209   (9,696)

                                               $(26,777)  81,085  (64,846)

Held to maturity:
  End of year                                  $  7,609   19,517    2,850

  Increase (decrease) in net unrealized gains
    during the year                            $(11,908)  16,667  (65,820)

Securities
The amortized cost and fair value of investments in securities at December 31,
1996, follow.
                                                            Gross
                                              Amortized   Unrealized    Fair
                                                 Cost   Gains  Losses   Value

Available for sale:
U.S. government bonds                     $  144,299   1,633     518   145,414
Public utility bonds                         254,875   2,755   3,631   253,999
Corporate bonds                              981,157  10,122  17,161   974,118
Mortgage-backed bonds                        253,810   6,473   1,532   258,751
Other bonds                                  114,539     850   2,238   113,151
Redeemable preferred stocks                   13,411     419     110    13,720

Total fixed maturities                     1,762,091  22,252  25,190 1,759,153

Equity securities                             71,522   8,340     844    79,018

                                          $1,833,613  30,592  26,034 1,838,171

Held to maturity:
Public utility bonds                      $  138,592   5,619     306   143,905
Corporate bonds                              104,713   3,387   1,416   106,684
Other bonds                                    5,128     325       -     5,453

                                             248,433   9,331   1,722   256,042

                                          $2,082,046  39,923  27,756 2,094,213

The amortized cost and fair value of investments in securities at December 31, 1995, follow.

                                                           Gross
                                          Amortized     Unrealized      Fair
                                            Cost      Gains   Losses    Value


Available for sale:
U.S. government bonds                    $  138,372   3,479     253    141,599
Public utility bonds                        279,156   7,641   1,612    285,185
Corporate bonds                             865,960  29,744   3,609    892,094
Mortgage-backed bonds                       242,187   9,350     261    251,276
Other bonds                                  65,230     609   1,672     64,168
Redeemable preferred stocks                  13,510     632     790     13,352

Total fixed maturities                    1,604,415  51,455   8,197  1,647,674

Equity securities                            62,352   9,345     859     70,837

                                          1,666,767  60,800   9,056  1,718,511

Held to maturity:
Public utility bonds                        175,700  13,023     114    188,608
Corporate bonds                             138,727   6,969     863    144,834
Other bonds                                   5,967     511       9      6,469

                                            320,394  20,503     986    339,911

                                         $1,987,161  81,303  10,042  2,058 422

All fixed maturity securities produced income in 1996.

The distribution of the fixed maturity securities' contractual maturities follows. However, expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                                    Amortized     Fair
                                                      Cost        Value

Available for sale:
Due in one year or less                           $   39,749     40,037
Due after one year through five years                286,030    290,506
Due after five years through ten years               731,349    722,058
Due after ten years                                  451,153    447,801
Mortgage-backed bonds                                253,810    258,751

                                                  $1,762,091  1,759,153

Held to maturity:
Due in one year or less                           $   92,171     94,186
Due after one year through five years                 68,567     71,624
Due after five years through ten years                37,613     39,314
Due after ten years                                   50,082     50,918

                                                  $  248,433    256,042

Sales of investments in securities available for sale in 1996, excluding normal maturities and calls, follow.

                                                    1996    1995    1994


Proceeds                                         $141,336  184,547  54,612
Gross realized gains                                1,400    6,416   1,065
Gross realized losses                               1,420    6,527     377

During 1995, the Company sold a held to maturity security with an amortized cost of $4,284,000, resulting in a realized investment loss of $77,000, due to a perceived significant deterioration in the issuer's credit worthiness.

At December 31, 1996, the Company did not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

Mortgage Loans
The Company holds non-income producing mortgage loans equaling $2,077,000 ($2,862,000 - 1995). Mortgage loans are carried net of a valuation reserve of $8,500,000 ($10,500,000 in 1995).

At December 31, 1996 and 1995, the mortgage portfolio is diversified geographically and by property type as follows.

                                           1996                  1995
                                   Carrying     Fair     Carrying     Fair
                                    Amount      Value     Amount      Value

Geographic region:
  Mountain                        $ 75,058     76,163     78,843     82,753
  Pacific                           81,955     82,599     80,334     82,802
  West south central                36,155     36,940     35,541     37,483
  West north central                35,463     36,003     28,172     29,717
  Other                             26,362     26,824     22,823     24,233
  Valuation reserve                 (8,500)    (8,500)   (10,500)   (10,500)

                                  $246,493    250,029    235,213    246,488

Property type:
  Industrial                      $136,266    137,633    104,728    109,247
  Retail                            45,555     46,681     57,246     60,114
  Office                            54,332     55,280     66,404     69,656
  Other                             18,840     18,935     17,335     17,971
  Valuation reserve                 (8,500)    (8,500)   (10,500)   (10,500)

                                  $246,493    250,029    235,213    246,488

As of December 31, 1996, the Company has commitments which expire in 1997 to originate mortgage loans of $7,253,000.

Mortgage loans foreclosed upon and transferred to real estate investments during the year equaled $2,977,000 ($4,322,000 - 1995 and $3,391,000 - 1994).

Mortgage loans acquired in the sale of real estate assets during the year totaled $6,579,000 ($9,571,000 - 1995 and $877,000 - 1994).

Real Estate
Detail concerning the Company's real estate investments follows.

                                                           1996     1995

Penntower office building, at cost:
    Land                                                $  1,106    1,106
    Building                                              17,644   17,543
    Less accumulated depreciation                         (9,303)  (8,721)
Foreclosed real estate, at lower of
    cost or net realizable value                          18,218   22,736
Other investment properties, at cost:
    Land                                                   3,370    3,370
    Buildings                                             25,907   24,890
    Less accumulated depreciation                        (13,192) (12,382)

                                                        $ 43,750   48,542

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance of $5,227,000 ($7,378,000 - 1995) to reflect net realizable value.

The Company held non-income producing real estate equaling $758,000 ($931,000
- 1995).

PROPERTY AND EQUIPMENT
                                                             1996      1995


Land                                                      $  1,029    1,029
Home office buildings                                       23,131   23,122
Furniture and equipment                                     24,760   26,382

                                                            48,920   50,533
Less accumulated depreciation                              (24,129) (22,667)

                                                           $24,791   27,866

Property and equipment are stated at cost. Depreciation is provided using the straight-line method. Home office buildings are depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.


POSTRETIREMENT BENEFIT PLANS

The Company has defined benefit postretirement plans providing medical benefits for substantially all its employees, full-time agents, and their dependents, and life insurance coverage for its employees. The Company and retirees share the cost of the postretirement medical plan which incorporates cost-sharing features such as annually adjusted contributions, deductibles and coinsurance. The medical benefits for agents are contributory, incorporating cost-sharing features similar to the retired employees' medical plan. The life insurance benefit is non-contributory. The Company pays the cost of the postretirement health care benefits as they occur. The Company makes level annual contributions to its life insurance plan over the plan participants' expected service periods.

The plans' funded status, reconciled with the amounts recognized in the Company's balance sheet, follows.

                                                          1996      1995

Accumulated postretirement
 benefit obligation:
    Retirees                                            $ 7,750     7,233
    Fully eligible active plan participants               1,904     1,780
    Other active plan participants                        5,803     5,844

                                                         15,457    14,857
    Unrecognized net loss                                  (590)     (722)

                                                        $14,867    14,135

The net periodic postretirement benefit cost included the following components.

                                                       1996     1995    1994

Service cost                                         $  536      314    379
Interest cost                                           794      669    535
Net amortization of experience gains                      -      (93)   (87)

                                                     $1,330      890    827

The weighted average annual assumed rate of increase in the per capita cost of covered benefits for the medical plans is 12 percent for 1997, the same as for 1996, and is assumed to decrease gradually to 6 percent in 2005. Increasing the assumed health care cost growth rates by one percentage point increases the accrued postretirement benefit costs $2,040,000 and $1,931,000 as of December 31, 1996 and 1995, respectively. The aggregate service and interest cost components of the net periodic postretirement benefit cost for 1996 would increase $268,000. The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.75 percent and 7.00 percent at December 31, 1996 and 1995, respectively.


EMPLOYEE BENEFIT PLANS

The Company has a defined benefit pension plan covering substantially all its employees. The benefits are based on years of service and the employee's compensation during the last five years of employment. The Company annually funds an amount greater than the minimum required by ERISA but no more than the maximum deductible for Federal income tax purposes. Contributions provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The table below states the plan's funded status and those amounts recognized in the Company's financial statements.

                                                             1996      1995
Actuarial present value of accumulated benefit
  obligation, including vested benefits of
  $79,913,000 ($80,212,000 - 1995)                        $ 86,635    81,769

Projected benefit obligation for service
  rendered to date                                        $100,571    96,771
Plan assets at fair value, primarily listed
  corporate and U.S. bonds                                  85,241    85,710
Plan assets less than projected benefit obligation         (15,330)  (11,061)
Items not yet recognized in earnings:
  Net loss from past experience                             15,571    13,885
  Prior service costs                                           14        16
  Net asset at January 1, 1987,
    being recognized over 16 years                          (1,236)   (1,442)

    Net prepaid (unfunded) pension costs                  $   (981)    1,398

                                                         1996     1995   1994
Net pension cost includes:
  Service costs - benefits earned during the period   $ 3,369    2,403  3,178
  Interest cost on projected benefit obligation         6,647    6,156  5,835
  Actual return on plan assets                         (2,951) (14,139) 1,907
  Net amortization and deferral                        (4,547)   7,412 (8,923)

    Net periodic pension cost                         $ 2,518    1,832  1,997

Assumptions were as follows:
  Weighted average discount rate                         7.75%    7.00   8.50
  Weighted average compensation increase                 4.50     5.50   5.50
  Weighted average expected
    long-term return on plan assets                      9.00     9.00   9.00

At December 31, 1996, the Company utilized more recent mortality experience which caused some increase in the benefit obligations.

No contribution was made to the pension plan in 1996 ($992,000 - 1995 and none
- 1994).

Non-contributory defined contribution retirement plans are offered for general agents and eligible sales agents which provide supplemental payments based upon earned agency first-year individual life and annuity commissions. Contributions to these plans were $174,000 ($287,000 -1995 and $111,000 -
1994). The Company also sponsors a non-contributory deferred compensation plan for eligible agents based upon earned first-year commissions. Contributions to this plan were $318,000 ($405,000 -1995 and $377,000 - 1994).

Savings plans for eligible employees and agents are sponsored in which the Company matches employee contributions up to 10 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions to the plans were $2,082,000 ($1,826,000 - 1995 and $1,898,000 - 1994).

The Company also has a non-contributory trusteed employee stock ownership plan covering substantially all salaried employees. The Company made no contributions to this plan between 1994 and 1996.

The Company adopted FASB Statement No. 112, "Employers' Accounting for Postemployment Benefits," on January 1, 1994. This statement generally requires the accrual of liabilities for providing benefits, such as severance and disability, to former or inactive employees whose employment ended before becoming eligible for retirement. This accounting change resulted in the immediate recognition of a $1,481,000 transition liability, net of applicable income taxes, reported as a 1994 nonrecurring expense. Statement No. 112 has not materially aff ected operating expenses in any year since then.


FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.


                                                  1996     1995     1994
Federal income tax rate                            35%      35       35
Special tax credits                                (5)      (4)      (2)
Other permanent differences                        (1)      (1)      (1)

Actual income tax rate                             29%      30       32

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below.

                                                        1996      1995

Deferred tax assets:
  Future policy benefits                             $ 46,518    43,906
  Employee retirement benefits                         13,055    11,598
  Other                                                 5,176     3,073

Gross deferred tax assets                              64,749    58,577

Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization                         49,175    47,321
  Basis differences between tax and
    GAAP accounting for investments                    20,093    38,933
  Property and equipment, net                           1,770     2,073
  Value of insurance in force                          11,790    12,116
  Other                                                 1,669     1,364

Gross deferred tax liabilities                         84,497   101,807

  Net deferred tax liability                         $ 19,748    43,230

Federal income taxes paid for the year were $25,332,000 ($19,981,000 - 1995 and $22,684,000 - 1994).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life and $13,700,000 for Old American. The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $19,950,000.

Income taxed on a current basis is accumulated in "shareholders' surplus" and can be distributed to stockholders without tax to the Company. At year-end 1996 this shareholders' surplus was $340,549,000 for Kansas City Life, $62,740,000 for Sunset Life and $38,544,000 for Old American.


SEPARATE ACCOUNTS

These accounts arise from the variable line of business. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying invest ment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.

REINSURANCE
                                                     1996     1995     1994

Life insurance in force (in millions):
    Direct                                        $ 22,180   20 991   19 988
    Ceded                                           (2,742)  (2 442)  (2 073)
    Assumed                                             28       33       36

        Net                                       $ 19,466   18 582   17 951

Premiums:
Life insurance:
    Direct                                        $127,150  124,504  126,652
    Ceded                                          (24,380) (23,292) (23,538)
    Assumed                                            493      129      210

        Net                                       $103,263  101,341  103,324

Accident and health:
    Direct                                        $ 48,694   42,971   42,709
    Ceded                                          (11,370) (13,496) (11,956)
    Assumed                                            251        -      143

        Net                                       $ 37,575   29,475   30,896

Contract charges arise generally from directly issued business. Ceded benefit recoveries were $37,829,000 ($27,613,000 - 1995 and $27,365,000 - 1994).

Old American has a coinsurance agreement with Employers Reassurance Corporation which reinsures certain whole life policies issued by Old American prior to December 1, 1986. As of December 31, 1996, these policies had a face value of $148,430,000. The reserve for future policy benefits ceded under this agreement was $52,556,000 ($53,649,000 - 1995).

The maximum retention on any one life is $350,000. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.


FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                                                1996               1995
                                         Carrying   Fair    Carrying    Fair
                                          Amount    Value    Amount     Value

Investments:
  Securities available for sale      $1,838,171  1 838,171 1,718,511 1 718,511
  Securities held to maturity           248,433    256,042   320,394   339,911
  Mortgage loans                        246,493    250,029   235,213   246,488

Liabilities:
  Individual and group annuities        862,605    829,261   871,340   842,809
  Supplementary contracts without
    life contingencies                   21,835     21,835    23,343    23,343

The Investments Note provides further details regarding the investments above.


QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

                                           First    Second    Third    Fourth

1996:
Total revenues                          $106,868   102,088   105,677   107,377

Operating income                        $ 11,933    10,002     8,643     9,777
Realized gains, net                          614      (308)      671       982

Net income                              $ 12,547     9,694     9,314    10,759

Per common share:
  Operating income                      $   1.93      1.62      1.39      1.58
  Realized gains, net                        .10      (.05)      .11       .16

   Net income                           $   2.03      1.57      1.50      1.74

1995:
Total revenues                          $ 98,733   100,356   103,041   106,656

Operating income                        $ 10,960     9,255     8,166    10,140
Realized gains, net                           68        27     2,278       844

Net income                              $ 11,028     9,282    10,444    10,984
Per common share:
  Operating income                      $   1.78      1.50      1.32      1.64
  Realized gains, net                        .01         -       .37       .14

   Net income                           $   1.79      1.50      1.69      1.78

CONTINGENT LIABILITY

In January 1996, a division of the Oklahoma Appellate Court issued an opinion reducing a prior $10,700,000 judgment against the Company to $1,300,000 which the Company has accrued. The case arose out of certain actions by one of the Company's agents. In November 1996, an Oklahoma District Court Judge ruled that the Company was also responsible for $2,500,000 of a judgment rendered against the agent in the same case. The Company believes that the court's ruling violates the Company's rights and guarantees under the Oklahoma and Federal Constitutions as well as Oklahoma common and statutory law. The Oklahoma Supreme Court has agreed to hear the Company's appeal. Management believes that damages, if any, related to this matter would not have a material effect on the Company's consolidated results of operations and financial position.

In addition to the above case, the Company and certain of its subsidiaries are defendants in lawsuits involving claims and disputes with policyholders that may include claims seeking punitive damages. Some of these lawsuits arise in jurisdictions such as Alabama where juries sometimes award punitive damages grossly disproportionate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any particular lawsuit or proceeding, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. Management believes that the amounts that would ultimately be paid, if any, would have no material effect on the Company's consolidated results of operations and financial position.



Report of Independent Auditors

To the Board of Directors and Stockholders of Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company (the Company) as of December 31, 1996 and 1995 and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kansas City Life Insurance Company at December 31, 1996 and 1995 and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in the Notes to the consolidated financial statements, the Company changed its method of accounting for investments and postemployment benefits in 1994.

Kansas City, Missouri
January 27, 1997



KANSAS CITY LIFE INSURANCE COMPANY
Quarter ended March 31, 1997
EXHIBIT

Quarterly Report to Stockholders


Consolidated
Balance Sheet
(in thousands)

                                      March 31     December 31
                                        1997           1996
                                   -------------  -------------
Assets
Investments:
  Fixed maturities:
    Securities available for sale,
      at market                      $ 1,756,730      1,759,153
    Securities held to maturity,
      at amortized cost                  218,076        248,433
  Equity securities available
    for sale, at market                   85,583         79,018
  Mortgage loans                         236,377        246,493
  Real estate, net                        44,009         43,750
  Real estate joint ventures              40,273         28,356
  Policy loans                            93,507         94,412
  Short-term                              30,677         19,642
                                   -------------  -------------
                                       2,505,232      2,519,257

Deferred acquisition costs               207,585        207,020
Other assets                             214,459        214,517
Separate account assets                   17,235         13,916
                                   -------------  -------------

                                     $ 2,944,511      2,954,710
                                   =============  =============

Liabilities and equity
Future policy benefits               $   702,582        701,560
Accumulated contract values            1,546,545      1,544,714
Other liabilities                        227,973        231,656
Separate account liabilities              17,235         13,916
                                   -------------  -------------
  Total liabilities                    2,494,335      2,491,846

Stockholders' equity:
  Capital stock                           23,121         23,121
  Paid in capital                         15,208         14,761
  Unrealized gains (losses) on
    securities available for sale        (19,104)         2,963
  Retained earnings                      519,158        509,748
  Less treasury stock                    (88,207)       (87,729)
                                   -------------  -------------
                                         450,176        462,864
                                   -------------  -------------

                                     $ 2,944,511      2,954,710
                                   =============  =============

Notes:
* These financial statements are unaudited but, in management's opinion, include all adjustments necessary for a fair presentation of the results.

* Income per common share is based upon the weighted average number of shares outstanding during the period
   (6,189,437 in 1997 and 6,181,663 in 1996).

* These interim financial statements should be read in conjunction with the Company's Annual Report to Stockholders. The results of operations for any interim period are not necessarily indicative of the Company's operating results for a full year.

* Certain amounts from the prior year's financial statements have been reclassified to conform with the current year's presentation.

Consolidated
Income Statement
(in thousands, except per share data)
                                              Quarter ended    Quarter ended
                                                 March 31        March 31
                                              1997     1996     1997     1996
                                            -------  -------  -------  -------
Revenues
Insurance revenues:
  Premiums:
    Life insurance                         $ 24,647   26,780   24,647   26,780
    Accident and health                      10,732    9,408   10,732    9,408
  Contract charges                           20,456   19,655   20,456   19,655
Investment revenues:
  Investment income, net                     46,669   46,926   46,669   46,926
  Realized gains                              2,823      944    2,823      944
Other                                         2,677    2,721    2,677    2,721
                                            -------  -------  -------  -------
    Total revenues                          108,004  106,434  108,004  106,434
                                            -------  -------  -------  -------
Benefits and expenses
Policy benefits:
  Death benefits                             23,805   20,814   23,805   20,814
  Surrenders of life insurance                3,643    3,940    3,643    3,940
  Other benefits                             16,029   15,478   16,029   15,478
  Increase in benefit and contract reserve   19,418   21,981   19,418   21,981
Amortization of policy acquisition costs      8,666    7,557    8,666    7,557
Insurance operating expenses                 20,071   18,620   20,071   18,620
Interest expense                                  0        1        0        1
                                            -------  -------  -------  -------
    Total benefits and expenses              91,632   88,391   91,632   88,391
                                            -------  -------  -------  -------

Pretax income                                16,372   18,043   16,372   18,043
                                            -------  -------  -------  -------
Federal income taxes:
  Current                                     7,240    7,652    7,240    7,652
  Deferred                                   (3,002)  (2,156)  (3,002)  (2,156)
                                            -------  -------  -------  -------
                                              4,238    5,496    4,238    5,496
                                            -------  -------  -------  -------

Net income                                $  12,134   12,547   12,134   12,547
                                            =======  =======  =======  =======

Per common share
  Operating income                           $ 1.66     1.93     1.66     1.93
  Realized gains, net                          0.30     0.10     0.30     0.10
                                            -------  -------  -------  -------

  Net income                                 $ 1.96     2.03     1.96     2.03
                                            =======  =======  =======  =======
     CONSOLIDATED
STATEMENT OF CASH FLOWS
    (in thousands)
                                                     Quarter ended
                                                       March  31
                                                    1997       1996
 Operating activities
   Net cash provided                              $17,489       17,586

 Investing activities
 Investments called or matured:
   Fixed maturities available for sale             32,558       48,975
   Fixed maturities held to maturity               31,622       16,657
   Equity securities available for sale             5,429        1,720
   Mortgage loans                                  17,531       11,736
   Real estate joint ventures                         420        5,125
   Other                                              153          352
 Investments sold:
   Fixed maturities available for sale             58,921       14,900
   Real estate joint ventures                           0        5,623
   Other                                              848        1,483
 Investments made:
   Decrease (increase) in
     short-term investments, net                  (11,033)      18,620
   Fixed maturities available for sale           (121,981)    (136,891)
   Equity securities available for sale           (11,040)      (6,297)
   Mortgage loans                                  (8,465)      (3,500)
   Real estate joint ventures                     (11,436)        (646)
   Other                                             (176)        (748)
 Other, net                                        (2,257)       1,487
   Net cash used                                  (18,906)     (21,404)

 Financing activities
 Policyowner contract deposits                     44,306       43,495
 Withdrawals of policyowner
   contract deposits                              (39,477)     (36,928)
 Dividends paid to stockholders                    (2,723)      (2,596)
 Other, net                                           146          211
   Net cash provided                                2,252        4,182

 Increase in cash                                    $835          364


Net income per share equaled $1.96 in the first quarter, a 3 percent decline from a year ago. Operating income, which excludes realized investment gains, declined 14 percent to $1.66 a share for the quarter.

The first quarter of last year provided a difficult comparison since it was the best quarter we have yet achieved by a considerable amount. The decline in earnings from last year was due primarily to a retreat from the excellent mortality results which the Company experienced last year, increased amortization of deferred policy acquisition costs and moderate growth in operating expenses. Offsetting these somewhat was a lower effective income tax rate due to our investments in low-income housing tax credit projects.

New annualized premiums declined 1 percent for the quarter. New premiums from our variable products more than doubled from last year, nearly offsetting declines in the non-variable individual lines and in new group premiums. Variable products generated 16 percent of total new annualized premiums for the consolidated group in the first quarter. Total insurance revenues, as reported in the attached earnings statement, were level with a year ago. Contract charges arising from the interest sensitive lines of business increased 4 percent. Life insurance premiums decreased 8 percent due to declines in single premium annuities and traditional life premiums. Accident and health premiums rose 14 percent primarily due to increased group dental premiums. Insurance in force totaled $22.2 billion at quarter end, down slightly from the beginning of the year.

Investment earnings were down 1 percent from a year ago though investment assets rose 3 percent over this period. The investment portfolio's yield declined 16 basis points as high-coupon securities matured and new yields available in the marketplace were below the portfolio's yield. Realized investment gains rose from $0.9 million last year to $2.8 million this quarter due primarily to calls and maturities.

Home office expenses rose 5 percent compared with the prior year. Most of this growth was in the group and individual marketing areas and was directed toward boosting sales results.

Book value per share equaled $72.74 compared to $74.79 at the end of last year. Excluding the $22.0 million decrease in unrealized gains and losses during the quarter on the portion of our securities portfolio classified as available for sale, book value rose at an 8 percent annualized rate to $75.82.

I am most pleased to welcome Elizabeth T. Solberg to our Board of Directors. Betsey is Executive Vice President and Senior Partner of Fleishman-Hillard, Inc., a leading public relations firm. She has been a longtime community leader. Her extensive involvement includes having served as the chairperson of the Greater Kansas City Chamber of Commerce and as co-chairperson of the Kansas City Area Development Council.

At its recent meeting, the Board approved a $.44 a share quarterly dividend. The dividend will be paid on May 27 to stockholders of record on May 12.